                                                                    EXHIBIT 99.2
                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement, dated as of December 1, 2005
(this "Agreement"), is entered into between Countrywide Commercial Real Estate
Finance, Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the
"Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of December 1, 2005 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, KeyCorp Real Estate Capital
Markets, Inc. as master servicer (in such capacity, the "Master Servicer"), J.E.
Robert Company, Inc. as special servicer (in such capacity, the "Special
Servicer"), LaSalle Bank National Association as trustee (the "Trustee") and ABN
AMRO Bank N.V. as fiscal agent. Capitalized terms used but not defined herein
(including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

          The Purchaser has entered into an Underwriting Agreement, dated as of
December 1, 2005 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch"), for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), IXIS
Securities North America Inc. ("IXIS Securities"), KeyBanc Capital Markets, a
Division of McDonald Investments Inc. ("McDonald Investments"), Morgan Stanley &
Co. Incorporated ("Morgan Stanley") and Goldman, Sachs & Co. ("Goldman Sachs";
Merrill Lynch, Countrywide Securities, IXIS Securities, McDonald Investments,
Morgan Stanley and Goldman Sachs, collectively, in such capacity, the
"Underwriters"), whereby the Purchaser will sell to the Underwriters all of the
Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser
has also entered into a Certificate Purchase Agreement, dated as of December 1,
2005 (the "Certificate Purchase Agreement"), with Merrill Lynch, for itself and as representative of Countrywide Securities (together in such capacity, the
"Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private
Certificates").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms

hereof. The Mortgage Loans are expected to have an aggregate principal balance of $1,053,585,134 (the "Countrywide Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Countrywide Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off
Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of $3,073,749,461 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on December 7, 2005 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase Consideration") for the Mortgage Loans shall be equal to (i) 98.12385% of the Countrywide Mortgage Loan Balance as of the
Cut-off Date, plus (ii) $926,377, which amount represents the amount of interest accrued on the Countrywide Mortgage Loan Balance, as agreed to by the Seller and the Purchaser.

          The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

          (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the
Closing Date, the documents and instruments specified below with respect to each
Mortgage Loan that are Specially Designated Mortgage Loan Documents and (ii) on
or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and

                                        2

instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the
Closing Date. The Mortgage File with respect to each Mortgage Loan that is a
Trust Mortgage Loan shall contain the following documents:

          (i) the original executed Mortgage Note for the subject Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle
     Bank National Association, as trustee for the registered holders of Merrill
     Lynch Mortgage Trust 2005-CKI1, Commercial Mortgage Pass-Through
     Certificates, Series 2005-CKI1, or in blank;

          (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

          (iv) an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank)
     and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related
     Assignment of Leases (if such item is a document separate from the
     Mortgage) and (c) any other recorded document relating to the subject
     Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle
     Bank National Association, as trustee for the registered holders of Merrill
     Lynch Mortgage Trust 2005-CKI1, Commercial Mortgage Pass-Through
     Certificates, Series 2005-CKI1, or in blank;

          (v) an original assignment of all unrecorded documents relating to the
     Mortgage Loan (to the extent not already assigned pursuant to clause (iv)
     above) in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2005-CKI1, Commercial
     Mortgage Pass-Through Certificates, Series 2005-CKI1, or in blank;

          (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

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          (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

          (viii) any filed copies or other evidence of filing of any prior UCC
     Financing Statements in favor of the originator of the subject Mortgage
     Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust
     2005-CKI1, Commercial Mortgage Pass-Through Certificates, Series 2005-CKI1,
     as assignee, or in blank;

          (ix) an original or copy of any Ground Lease, guaranty or ground lessor estoppel;

          (x) any intercreditor agreement relating to permitted debt of the
     Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

          (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit, in each case relating to the subject Mortgage Loan; and

          (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter.

          The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

          (d) The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 90 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee

                                        4

following filing; provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the
Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

          (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the Master Servicer in connection with its duties under the Pooling and
Servicing Agreement, and (c) are in the possession or under the control of the
Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the Master
Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

          (g) On or before the Closing Date, the Seller shall provide to the
Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the CMSA Loan
Setup File, the CMSA Loan Periodic Update File, the CMSA Operating Statement
Analysis Report and the CMSA Property File.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                                        5

          (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this
     Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C)
     general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

          (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions

                                        6

     contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

          (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage
     Loans.

          (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

          (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
     Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
     Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
     Seller.

          (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

          (c) If the Seller receives written notice of a Document Defect or a
Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the
REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or
Breach, provided the Seller receives such notice in a timely manner), if such
Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected
Mortgage Loan (which, for the purposes of

                                        7

this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such
90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for
deposit into the Collection Account any Substitution Shortfall Amount in
connection therewith; provided, however, that, unless the Document Defect or
Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such
Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s)
such Document Defect or Breach is not capable of being cured within the initial
90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to the Specially
Designated Mortgage Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document
Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the
Mortgage Loan or for any immediate servicing obligations.

          A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the greater of (A)
the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution and (B) the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, as of the Cut-off Date, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the lesser of (A) the weighted average loan-to-value ratio for all such Crossed Loans, including the affected
Crossed Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller and (B)
the weighted average loan-

                                        8

to-value ratio for all such Crossed Loans, including the affected Crossed Loan, as of the Cut-off Date; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the
Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on
"prohibited transactions" or "contributions" after the Startup Day under the
REMIC Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related
Document Defect or Breach exists or to repurchase or substitute for all of the
Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related borrower. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a
Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reason(s) such Document
Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the last proviso in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document
Defect or Breach to be cured or repurchase or substitute for the affected
Mortgage Loan.

          To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this Section 3(c)
while the Trustee continues to hold any other Crossed Loans in such Crossed Loan
Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the
Crossed Loan(s) held thereby.

          If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization

                                        9

and/or cross-default provisions, the Seller shall furnish to the Trustee an
Opinion of Counsel that such modification shall not cause an Adverse REMIC
Event.

          For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

          Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund in
connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the
Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

          The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the Master Servicer or the Special
Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related
Mortgagor, the cure payment made by the Seller shall be returned to the Seller.
Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage
Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

          (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the applicable Purchase Price
(as defined in the Pooling and

                                       10

Servicing Agreement) or Substitution Shortfall Amount(s), as applicable, in the
Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the
Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the
Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

          At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

          (e) This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to Section 3 of this Agreement.

          SECTION 4. Representations, Warranties and Covenants of the Purchaser.
In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been

                                       11

taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

          (e) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

          (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

          (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

                                       12

          (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP on the
Closing Date. The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement shall be true and correct in all material respects as of the Closing
Date;

          (b) All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the
Master Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

          (f) One or more letters from the independent accounting firms of Ernst
& Young LLP and PriceWaterhouseCoopers LLP, in form satisfactory to the
Purchaser and relating to certain information regarding the Mortgage Loans and
Certificates as set forth in the Prospectus and Prospectus Supplement, respectively; and

          (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of December 1, 2005, among the
Seller, Merrill Lynch Mortgage Lending, Inc., KeyBank National Association, IXIS
Real Estate Capital Inc., the Purchaser, the Underwriters and the Initial
Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the
Purchaser to purchase the Mortgage Loans on the Closing Date.

                                       13

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) (i) This Agreement duly executed by the Purchaser and the Seller,
(ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the Servicing Rights Purchase Agreement, dated as of December 7, 2005, between the Seller and KeyCorp Real Estate Capital Markets, Inc., duly executed by such parties;

          (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that
(i) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus
Supplement, as of the date of the Prospectus Supplement or as of the Closing
Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has carefully examined the Specified Portions of the Private Placement
Memorandum, dated as of December 1, 2005 (the "Memorandum") (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his attention that would lead him to believe that the
Specified Portions of the Memorandum, as of the date thereof or as of the
Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans"
(insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled
"Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the

                                       14

Prospectus Supplement entitled "Certain Characteristics Regarding Multifamily
Properties" (insofar as the information contained in Annex B relates to the
Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus
Supplement, entitled "Structural and Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the
Seller hereunder), the diskette which accompanies the Prospectus Supplement
(insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex
B), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Prospectus Supplement--Relevant
Parties--Mortgage Loan Sellers", "Summary of Prospectus Supplement--The Mortgage
Loans And The Mortgaged Real Properties," "Risk Factors" and "Description of the
Mortgage Pool". The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum);

          (e) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of California not earlier than thirty (30) days prior to the Closing
Date;

          (f) A written opinion of counsel for the Seller relating to corporate and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the
Purchaser, the Trustee, the Underwriters, the Initial Purchasers and each of the
Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

          SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this

                                       15

Agreement shall also be deemed to be a security agreement within the meaning of
Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the
Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the Pooling and Servicing Agreement to offset
Prepayment Interest Shortfalls), from time to time held or invested in the
Collection Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii)
the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage
Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to
Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller
does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the
Seller.

          SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent by facsimile or delivered to the intended recipient at the "Address for Notices"
specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 10. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without

                                       16

invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

          SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 13. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT AND
THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL
BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE
PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO EACH
IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL
BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON
CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

          SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and

                                       17

Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof), the Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This
Agreement is enforceable by the Underwriters, the Initial Purchasers and the
other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

          SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

          SECTION 18. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP and PriceWaterhouseCoopers LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the
Certificate Purchase Agreement.

          SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto)
is made with respect to a Person's "knowledge," such statement refers to such
Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

          SECTION 20. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 20. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                                       18

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER
                                        COUNTRYWIDE COMMERCIAL REAL ESTATE
                                           FINANCE, INC.

                                        By: /s/ Marlyn A. Marincas
                                            ------------------------------------
                                            Name: Marlyn A. Marincas
                                            Title: Senior Vice President

                                        Address for Notices:

                                        Countrywide Commercial Real Estate
                                           Finance, Inc.
                                        4500 Park Granada CH-143
                                        Calabasas, California 91302
                                        Telecopier No.: (818) 225-4032
                                        Telephone No.: (818) 225-4032
                                        Attention: Marlyn Marincas

                                        PURCHASER
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By: /s/ George H. Kok
                                            ------------------------------------
                                            Name: George H. Kok
                                            Title: Vice President

                                        Address for Notices:

                                        Merrill Lynch Mortgage Investors, Inc.
                                        Four World Financial Center
                                        250 Vesey Street
                                        New York, New York 10080
                                        Telecopier No.: (212) 449-7684
                                        Telephone No.: (212) 449-3611
                                        Attention: David M. Rodgers or Director,
                                        CMBS Securitization

                                        with a copy to:

                                        Robert M. Denicola, Esq.
                                        Merrill Lynch Mortgage Investors, Inc.
                                        Four World Financial Center
                                        250 Vesey Street
                                        New York, New York 10080
                                        Telecopier No.: (212) 449-0265
                                        Telephone No.: (212) 449-2916

                  COUNTRYWIDE] MORTGAGE LOAN PURCHASE AGREEMENT

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

          For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

          1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

          2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the
Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

          3. Payment Record. No scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such
Mortgage Loan in December 2005, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in December
2005, without giving effect to any applicable grace period.

          4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing

interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment binding upon the title insurer); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e)
the rights of tenants (as tenants only) under leases (including subleases)
pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; and (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related
Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such
Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

          5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default. No person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

          6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any

                                      I-2

amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related
Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part.

          7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged
Property securing any Mortgage Loan. As of the date of origination of each
Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such
Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

          8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted
Encumbrances, except that in the case of a Mortgage Loan as to which the related
Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related
Title Policy) may be in an amount less than the original principal amount of the
Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy
(or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy

                                      I-3

contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

          9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related
Mortgaged Property), and there is no obligation for future advances with respect thereto.

          10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage
Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged
Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

          11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such
Mortgage Loan.

          12. Environmental Conditions. Except in the case of the Mortgaged
Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) the report of each such assessment, update or screen, if any
(an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d)
either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related

                                      I-4

Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged
Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related
Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to
125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full.
Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its

                                      I-5

successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the
Mortgagor in connection with such Mortgage Loan.

          13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage
Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

          14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance

                                      I-6

was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the full insurable value of the related Mortgaged Property or (2) the maximum amount of insurance available. Each Mortgaged Property located in
California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama,
Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation).
All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any
Mortgage Loan having a Cut-off Date Balance equal to or greater than
$20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than
"A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each
Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged
Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

          Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

          15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments

                                      I-7

and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

          16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

          17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

          18. Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

          (i) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related
     Mortgage in accordance with the provisions of such Ground Lease;

          (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted
     Encumbrances;

          (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor

                                      I-8

     thereunder (or, if such consent is required, it has been obtained);
     provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

          (iv) such Ground Lease is in full force and effect, and, to the
     Seller's knowledge, no material default has occurred under such Ground
     Lease;

          (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and
     such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such
     Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

          (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground
     Lease;

          (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such
     Mortgage Loan, or (ii) has an original term which does not end prior to the
     5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty
     (20) years beyond the Stated Maturity Date of such Mortgage Loan;

          (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such
     Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

          (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties)
     with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage

                                      I-9

     lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

          (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

          19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage
Loan is directly secured by an interest in real property (within the meaning of
Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of
Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust
Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such
Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

          20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage
Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property
(other than amounts paid by the tenant as specifically provided under a related lease or by the property manager), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

          21. No Equity Interest, Equity Participation or Contingent Interest.
No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

                                      I-10

          22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

          23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

          24. No Mechanics' Liens. As of the date of origination, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the
Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

          25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

          26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

          27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized

                                      I-11

Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

          28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
"government securities" within the meaning of Section 2(a)(16) of the Investment
Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related
Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and
provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

          29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

          30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related
Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating
Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage
Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

          31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

          32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

                                      I-12

          33. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage
Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

          34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

          35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a
Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the
Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

          36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

          37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

                                      I-13

          38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment
Date, and assuming it is not otherwise in default, (i) the rate at which such
ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

          39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted for filing and/or recording to a title company pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing or recording of UCC Financing Statements are required in order to effect such perfection.

          40. Prepayment Premiums and Yield Maintenance Charges. Prepayment
Premiums and Yield Maintenance Charges payable with respect to each Mortgage
Loan, if any, constitute "customary prepayment penalties" within meaning of
Treasury Regulations Section 1.860G-1(b)(2).

          41. Commencement of Amortization. Except as disclosed in the
Prospectus Supplement, each Mortgage Loan begins to amortize prior to its Stated
Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment
Date.

          42. Servicing Rights. Except as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage

                                      I-14

Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

          43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal of such
Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related
Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

          44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

          45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property
(identified on Annex D) that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation
18.

          46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

          47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls
(if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

          48. Grace Period. With respect to each Mortgage Loan, the related
Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

                                      I-15

          49. Disclosure to Environmental Insurer. If the Mortgaged Property
securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

          (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the
"pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

          (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

          50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

          51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

          52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

          53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-16

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

          REP. 2 OWNERSHIP OF MORTGAGE LOANS

With respect to Loan 21, Blue Cross Building, the tenant has a first right of negotiation to purchase the mortgaged property which terminate at foreclosure.
The tenant also has a right of first refusal to purchase the "development site", which is contiguous but not part of the collateral.

With respect to Loan 56, Green Valley Building: there is a right of first refusal.

With respect to Loan 70, Wal-Mart Villa Rica, there is a right of first refusal.

With respect to Loan 19, 625 Broadway/909 Prospect, the County of San Diego, as
tenant, has a right of first refusal which survives foreclosure of the mortgaged property.

          With respect to Loan 148, Chimney Lakes Village, the tenant,
McDonald's, has a right of first refusal to purchase the pad that its store is on, if the borrower receives a bona fide offer to sell from a disinterest third party. The tenant has to purchase based on the same terms and conditions as the bona fide offer. The right of first refusal survives foreclosure of the mortgaged real property.

          REP. 5 ASSIGNMENT OF LEASES AND RENTS

          With respect to Loan 4, Louisiana Boardwalk, the Mortgage provides for the appointment of a "keeper" instead of the appointment of a "receiver."

          REP. 7 CONDITION OF PROPERTY; CONDEMNATION

          With respect to Loan 4, Louisiana Boardwalk, the Mortgaged Property
includes a carousel that is owned and operated by the Mortgagor. The carousel is located primarily on Tract C-4, which is included in the easement portion of the
Mortgaged Property (see exception to representation #45 regarding Mortgagor's easement interests). However, a portion of the carousel encroaches onto Tracts
D-6 and D-16, which are not a part of the Mortgaged Property. Seller obtained an endorsement to the title insurance policy referred to in representation #8 insuring against any loss or damage due to the encroachment of the carousel onto
Tracts D-6 and D-16.

          According to Seller's Louisiana counsel, under local law, the area between the ordinary high water mark and the ordinary low water mark of the Red
River is burdened by a servitude in favor of the public. Portions of the improvement on the Mortgaged Property are located within this area. Seller obtained an endorsement to the title policy referred to in representation #8 insuring against any loss sustained as a result of the forced removal of any of all of the improvements by reason of the improvements being located within the area between the high and low water marks.

          With respect to Loan 43, 120 Bloomingdale, exceptions to title policy coverage for sitting area encroachment (wooden deck encroaches on a small portion of the adjacent property (which property is not part of the collateral))
onto the premises to the north of the Property (no distance shown on survey). At this time, such portion is not deemed material to the mortgaged property.

          REP. 10 MORTGAGE PROVISIONS

          With respect to Loan 57, Westwood Estates Manufactured Housing
Community, the Mortgage Loan documents waive Mortgagor's obligation to obtain and maintain insurance coverage for acts of terrorism.

          With respect to various Countrywide loans (other than any exceptions herein to the contrary), for so long as the Terrorism Risk Insurance Act of 2002
("TRIA") is in effect (including any extensions), the lender shall accept terrorism insurance which covers against "covered acts" as defined by TRIA.

          With respect to Loan 43, 120 Bloomingdale, Section 7.1(g) of the Loan
Agreement provides: "Notwithstanding the foregoing, if the Terrorism Risk
Insurance Act of 2002 is not in effect at any time, Borrower shall only be required to obtain the amount of terrorism coverage that can be obtained at a price equal to one hundred fifty percent (150%) of the aggregate insurance premiums payable with respect to all of the insurance coverage under Section 7.1 of this Agreement for the prior policy year."

          With respect to Loan 14, EDS Portfolio, for so long as the Terrorism
Risk Insurance Act of 2002 is in effect (including any extensions) Lender shall accept terrorism insurance which covers against "covered acts" as defined therein. If the Terrorism Risk Insurance Act of 2002 is not reauthorized, or is reauthorized at significantly different terms than the expiring Act, terrorism insurance must be purchased from private insurers for the full replacement cost of the Improvements, provided that the cost of such insurance shall not exceed
$175,000 annually.

          With respect to the Loan 8, Younan Dallas Portfolio I, annual premiums for terrorism insurance coverage are not to exceed 200% of the other required insurance costs.

          With respect to Loan 114, 69, 91, 97, 47 and 25 Flamingo Self Storage,
Pecanland Commons, Blackwell Plaza, Mainplace Merced, Pageantry West and The
Courtyard on Wilshire, the related Borrower is obligated to obtain insurance to cover perils of terrorism and acts of terrorism so long as such coverage is commercially reasonably available.

          REP. 12 ENVIRONMENTAL CONDITIONS

          With respect to Loan 4, Louisiana Boardwalk, in the Mortgage Loan documents, Mortgagor represents, warrants and covenants, as to itself and the
Mortgaged Property: (a) other than as disclosed to the lender in the environmental report delivered to lender in connection with

the Mortgage Loan, there are no hazardous substances or underground storage tanks in, on, or under the Mortgaged Property, except those that are both (i) in compliance with all environmental laws and with permits issued pursuant thereto and (ii) which do not require remediation; (b) to Mortgager's knowledge there are no past, present or threatened releases of hazardous substances in, on, under, from or affecting the Mortgaged Property which have not been fully remediated in accordance with environmental laws; (c) to Mortgagor's knowledge there is no release or threat of any release of hazardous substances which has or is migrating to the Mortgaged Property; (d) to Mortgagor's knowledge there is no past or present non-compliance with environmental laws, or with permits issued pursuant thereto, in connection with the Mortgaged Property which has not been fully remediated in accordance with environmental laws; (e) the Mortgagor does not know if, and has not received, any written or oral notice or other communication from any person (including a governmental authority) relating to hazardous substances or the remediation thereof, of possible liability of any person pursuant to any environmental law, other environmental conditions in connection with the Mortgaged Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing;
and (f) the Mortgagor has truthfully and fully provided to the lender, in writing, any and all information relating to conditions in, on, under or from the Mortgaged Property that is known to the Mortgagor and that is contained in files and records of the Mortgagor, including, without limitation, any reports relating to hazardous substances in, on, under or from the Mortgaged Property and/or to the environmental condition of the Mortgaged Property.

          The Mortgagor and the environmental indemnitor are not obligated under the Mortgage Loan documents to indemnify the lender or any other indemnified party (a) to the extent that losses arise from the gross negligence or willful misconduct of the lender or any other indemnified party or (b) to the extent the act or omission which gives rise to a loss occurs after any transfer of the
Mortgaged Property by foreclosure under the Mortgage or by a deed-in-lieu thereof and are not the result of any negligent or international act or omission of the Mortgagor or any affiliate of the Mortgagor.

          With respect to Loan 12, Tharaldson IIIAPortfolio, in the Mortgage
Loan documents, Mortgagor represents, warrants and covenants, as to itself and the Mortgaged Property: (a) other than as disclosed to the lender in the environmental report obtained in connection with the origination of the Mortgage
Loan, there are no hazardous substances or underground storage tanks in, on, or under the Mortgaged Property, except those that are both (i) in compliance with all environmental laws and with permits issued pursuant thereto and (ii) which do not require remediation; (b) there are no past, present or threatened releases of hazardous substances in, on, under, from or affecting the Mortgaged
Property which have not been fully remediated in accordance with environmental laws; (c) there is no release or threat of any release of hazardous substances which has or is migrating to the Mortgaged Property; (d) there is no past or present non-compliance with environmental laws, or with permits issued pursuant thereto, in connection with the environmental laws; (e) the Mortgagor does not know if, and has not received, any written or oral notice or other communication from any person (including, without limitation, any governmental authority)
relating to hazardous substances or the remediation thereof, of possible liability of any person pursuant to any environmental law, other environmental conditions in connection with the Mortgaged Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing;
and (f) the Mortgagor has truthfully and fully provided to the Lender, in writing, any and all information

relating to conditions in, on, under or from the Mortgaged Property that is known to the Mortgagor and that is contained in files and records of the
Mortgagor, including, without limitation, any reports relating to hazardous substances in, on, under or from the Mortgaged Property and/or to the environmental condition of the Mortgaged Property.

          The Mortgagors and the environmental indemnitor are not obligated under the Mortgage Loan documents to indemnify the lender or any other indemnified party (a) for any losses which arise out of the fraud or willful misconduct of the lender or any other indemnified party, or (b) to the extent the fact, circumstances or event relating to any affected Mortgaged Property first arises or accrues from or after any foreclosure by the lender or any other indemnified party, or acceptance of a deed in lieu thereof, or lender or any other indemnified party or a designee thereof takes physical possession of such
Mortgaged Property pursuant to any rights or remedies provided for in the
Mortgage Loan documents.

          With respect to Loan 43, 120 Bloomingdale, Section 4 of the
Environmental Indemnity Agreement and Section 9.4(b) of the Loan Agreement
provides that the Borrower or Indemnitor, as applicable, "shall have no obligations under this Section after all of the following conditions have been satisfied: (i) there has been no change in any Environmental Law or other Legal
Requirement prior to the date on which the Indebtedness is paid in full the effect of which would be to make a lender/mortgagee liable with respect to any condition or matter for which the Indemnified Parties are entitled to be indemnified notwithstanding the fact that the Indebtedness was repaid in full;
(ii) Lender has received, at Borrower's sole cost and expense, an environmental inspection report for the Property in scope satisfactory to Lender, and prepared by an independent consulting firm/environmental engineer acceptable to Lender, dated no more than thirty (30) days prior to the date the same is delivered to
Lender, showing that there exists no condition or matter with respect to the
Property for which the Indemnified Parties are entitled to be indemnified; and
(iii) two (2) years have elapsed since the date on which the Indebtedness was repaid in full."

          With respect to Loan 8, Younan Dallas Portfolio I Loan, within ninety
(90) days following the closing date, Borrower undertook to conduct such further investigation and take such remedial action as Lender may reasonably require with respect to visual signs of mold growth or conditions conducive to mold growth at the Property, as identified in the Environmental Report (defined below).

          Within ninety (90) days following the closing date, Borrower undertook cause to be inspected and properly relocated the existing hydraulic trash compactor currently located in the immediate vicinity of a stormwater inlet grate, as identified in the Environmental Report.

          As used herein, "Environmental Report" means the Phase I Environmental
Site Assessment Report conducted by AEI Consultants, Dallas, Texas, Project No.
11813, dated August 1, 2005.

          REP. 14 INSURANCE

          With respect to terrorism insurance see the exceptions to Rep. 10 all of which are incorporated herein by reference as if mentioned herein.

          With respect to Loan 57, Westwood Estates Manufactured Housing
Community, the flood insurance requirements in the loan documents require coverage (if in a flood zone) in an amount equal to the lesser value of (1) full insurable value, (2) maximum amount available, and (3) the original principal indebtedness.

          With respect to Loan 4, Louisiana Boardwalk, the Mortgagor is required to maintain comprehensive general liability insurance, including contractual injury, bodily injury, broad form death and property damage liability against any and all claims, including all legal liability to the extent insurable imposed upon Mortgagor and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of the Mortgaged Property with a combined limit of not less than $2,000,000 in the aggregate and $1,000,000 per occurrence, plus
$10,000,000 umbrella coverage, plus motor vehicle liability coverage for all owned and non-owned vehicles (including, without limitation, rented and leased vehicles) containing minimum limits per occurrence, including umbrella coverage, of $1,000,000.

          With respect to Loan 12, Tharaldson IIIA Portfolio, the Mortgagors are
obligated to carry comprehensive general liability insurance, including contractual injury, bodily injury, broad form death and property damage liability, "dramshop" or other liquor liability coverage if alcoholic beverages are sold from or may be consumed at the Mortgaged Properties, and umbrella liability insurance against any and all claims, including all legal liability to the extent insurable imposed upon the Mortgagors and all court costs and attorneys' feed and expenses, arising out of or connected with the possession, use, leasing, operating, maintenance or condition of the Mortgaged Properties, as are customarily maintained in businesses such as those operated by the
Mortgagors.

          Mortgagors insurance policies in place upon origination of the
Mortgage Loan are deemed to comply with the requirements of the Mortgage Loan documents until the expiration of the then-current term of such insurance policies.

          With respect to Loan 28, Meidinger Tower, the Loan Documents provide that the insurer have a claims paying ability of not less than "BBB" or its equivalent by S&P.

          With respect to Loan 39, Simmons Marketplace, the Loan Agreement requires ratings of at least BBB from from S&P or A-:VIII from A.M. Best and is silent as to Fitch.

          REP. 17 LOCAL LAW COMPLIANCE

          With respect to Loan 79, Paramus Medical Office, the property is
Non-Conforming due to a deficiency of four parking spaces.

          With respect to Loan 12, Tharaldson IIIA Portfolio, the Mortgagors
have covenanted in the Mortgage Loan documents to notify the lender promptly of any written notice or order that the Mortgagor receives from any governmental authority relating to Mortgagor's failure to comply with such applicable legal requirements relating to the Mortgaged Property (including, without limitation, any such notice regarding shortages in parking spaces under applicable zoning ordinances) and promptly take any and all actions necessary to bring its operations at the Mortgaged Property into compliance therewith (and shall fully comply with the

requirements of such legal requirements that at any time are applicable to its operations at the Mortgaged Property); provided, however, that the Mortgagor, at its expense may, after prior notice to the lender, contest by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence, the validity or application, in whole or in part, of any such applicable legal requirements as long as certain conditions set forth in the
Mortgage Loan documents are satisfied with respect to such contest at all times.

          The law and ordinance policy maintained by the Mortgagors has an aggregate liability cap of $20,000,000, and such law and ordinance policy does not cover losses sustained as a result of terrorist acts.

          With respect to Loan 169, 47 Louise, Seller's representation is limited to whether the use of the applicable property is a permitted use under applicable zoning regulations.

          REP. 22 LEGAL PROCEEDINGS

          With respect to Loan 4, Louisiana Boardwalk, the Mortgagor is a defendant in the case entitled Charles M. Smith v. Riverwalk Entertainment, LLC et al., Case No. 05-1416 in the United States District Court, Western District
of Louisiana, Shreveport Division, which was originally filed July 21, 2005 in the 26th Judicial District Court, Bossier Parish, Louisiana and subsequently removed to federal court. The plaintiffs are the former owners of certain lots, including certain lots currently owned by the City of Bossier City, Louisiana, which are included in the easement portion of the Mortgaged Property (see exception to representation #45 regarding Mortgagor's easement interests).
Plaintiffs initially transferred the aforementioned lots to Riverwalk
Entertainment, LLC, which subsequently transferred the same to the City of
Bossier City. The plaintiffs allege that the deed by which plaintiffs conveyed the aforementioned lots inadvertently included a portion of the property which is included in the easement portion of the Mortgaged Property, and that such lots were specifically intended to be reserved from the conveyance pursuant to the purchase agreement. Among other things, the plaintiffs seek declaratory judgment that title to the disputed lots was not transferred, and reformation of the deed to Riverwalk Entertainment, LLC and the deed to the City of Bossier to reflect that plaintiffs did not transfer such lots. The lawsuit also includes state law claims for trespass, conversion, intentional infliction of emotional distress, tortious conspiracy, and violation of the Louisiana Unfair Trade
Practices Act, as well as federal civil rights claims. As of September 8, 2005, the defendants had not filed a responsive pleading in the lawsuit. The Mortgage
Loan documents provide for recourse against the Mortgagor and the guarantors for any losses arising out of or in connection with this litigation or any litigation, proceeding or claims related thereto.

          With respect to Loan 12, Tharaldson IIIA Portfolio, a class action suit has been filed against the sponsor of the Mortgagors and certain related parties concerning the formation of the Tharaldson Motels, Inc. Employee Stock
Option Plan (the "ESOP"), which is the majority owner of Tharaldson Motels, Inc.
(the indirect owner of each of the Mortgagors). None of the Mortgagors are named as defendants in such lawsuit.

          REP. 23 OTHER MORTGAGE LIENS

          With respect to Loan 4, Louisiana Boardwalk, the loan agreement does not expressly require Borrower to pay rating agency fees in connection with consent to an encumbrance. Section 12.21 of the Loan Agreement requires Borrower to pay Lender's costs and expenses, including fees, costs and expenses of attorneys, local counsel, accountants, and other contractors in connection with any consent.

          With respect to Loan 22, Oak Brook International Office Center, the
related mortgage property is encumbered by a second lien in the amount of
$9,600,000 that is an inter company debt.

          With respect to Loan 36, 156 William Street, there is an unsecured inter company subordinate debt in the amount of $10,000,000.

With respect to Loan 161, Mondo Building, the related mortgage property is encumbered by a second lien in the amount of $1,200,000.

With respect to Loan 131, Osco Plaza, the related borrower has the option to encumber the mortgaged property with a second lien to secure additional subordinated debt or a special purpose entity to be formed, which will be the
100% owner of the borrower, may pledge its interest to secure additional subordinated debt, provided, in each case, that certain conditions specified in the loan agreement are satisfied, including: (i) the aggregate amount of the mortgage loan and the subordinate debt (either the secured subordinate debt or the mezzanine debt) will not exceed 85% of the fair market value of the mortgaged property, (ii) the aggregate debt service coverage ratio at all times
(assuming that either the secured subordinate debt or the mezzanine debt is fully advanced) is at least 1.15:1 and (iii) the assumed debt service coverage ratio at all times (assuming that either the secured subordinate debt or the mezzanine debt is fully advanced) is at least 0.90:1.

          With respect to Loan 114 and 47, Flamingo Self Storage and Pageantry
West Office Park, the related loan documents permit the related borrower to encumber the related mortgaged property with a second lien to secure additional subordinated debt, provided that certain conditions specified in the applicable loan agreement are satisfied, including: (i) the related borrower maintains a minimum aggregate debt service coverage ratio (including the related subordinate debt) of at least 1:25:1 based on actual loan constant, (ii) the related borrower maintains a minimum aggregate debt service coverage ratio (including the related subordinate debt) of at least 1:00:1 based on a 9.25% loan constant,
(iii) the aggregate loan to value ratio (including the related subordinate debt)
does not exceed 75% of the appraised value of the applicable mortgaged property and (iv) the applicable subordinate lender executes an intercreditor agreement on the lenders form.

          REP. 24 NO MECHANICS' LIENS

          With respect to Loan 4, Louisiana Boardwalk, there are three construction contracts listed as exceptions to the lender's title policy for this loan. These are bonded contracts and the title policy includes an endorsement insuring over the contracts.

          REP. 26 LICENSES AND PERMITS

          With respect to Loan 12, Tharaldson IIIA Portfolio, with regard to certain of the Mortgage Properties, the liquor license relating to such Mortgage
Property, if any, may be held by an affiliate of the applicable Mortgagor.

          REP. 34 DUE-ON-SALE

          With respect to Loan 4, Louisiana Boardwalk, the following occurrences are also deemed to be permitted transfers under the Mortgage Loan documents, which shall not require the consent of the lender: (a) leases which are not material leases or material leases that have been approved by lender in accordance with Section 5.7 of the related loan agreement; and (b) (i) transfers of 50% or more of the total direct or indirect equity interest in Mortgagor or any indirect or direct equity interest that results in none of the guarantors retaining control of the Mortgagor, provided that the identity, experience, financial condition, creditworthiness, single purpose nature and bankruptcy remoteness of the Transferee Borrower and the replacement guarantors and indemnitors shall be reasonably satisfactory to Lender or (ii) a transfer of all or substantially all of the Mortgaged Property to another party, provided that, in each case, the conditions set forth in the loan agreement have been satisfied.

          With respect to Loan 12, Tharaldson IIIA Portfolio, the following occurrences are also deemed to be permitted transfers under the Mortgage Loan documents, which shall not require the consent of the lender: (a) any change in the trustee of any estate planning trust which holds a direct or indirect interest in any Mortgagor so long as such trustee is a financial institution;
and (b) any change in the "Trustee" or the "Committee" (as defined in the ESOP)
of the Tharaldson Motels, Inc. Employee Stock Option Plan and Trust, as amended and restated, effective as of January 1, 2002 (the "ESOP"); provided that no such change shall, without prior written consent of the lender, result, directly or indirectly, in a change in the identity of a majority of the following five
(5) key management individuals holding senior executive management positions of
Tharaldson Motels, Inc.: Gary Tharaldson, Annette Croves, Aimee Fyke, Dean
Manternach, and Rich Hoffman; provided further that upon the occurrence at any time during the term of the Mortgage Loan of any review and consent by the lender of any such changes in key personnel, no further consent will be required by the lender as to such management group, except to the extent of any change in the identity of a majority of the five (5) key management individuals then holding such senior executive management positions of Tharaldson Motels, Inc.

          With respect to Loan Nos. 92, 110 and 133, Valencia Loan, Holiday
Inn--Lompoc and Plaza de las Brisas, permitted transfers includes (so long as no
Event of Default then exists): (i) Permitted Encumbrances (i.e. mortgage lien, government liens and permitted exceptions to title policy), (ii) non material leases and material leases that have been approved by lender in accordance with
Section 5.7 of the related loan agreement, (iii) Transfers of more than 49%
total direct or indirect Equity Interests in Borrower or any direct or indirect
Equity Interests that results in a change of Control or transfers of all or substantially all of the Property pursuant to the assumption requirements of the
Mortgage Loan, provided that the identity, experience, financial condition, creditworthiness, single purpose nature and bankruptcy remoteness of the
Transferee Borrower and the replacement guarantors and indemnitors shall be reasonably satisfactory to Lender.

          With respect to Loan 169, 47 Louise, the Mortgage permits the transfer of the related Property loan and the assumption of the related Loan upon the payment of a 1% fee and the satisfaction of customary assumption requirements.

          With respect to Loan 36, 31, 97, 164 and 121, 156 William Street,
Browntown Shopping Center/Millburn Plaza, Mainplace Merced, Fitch Building and
Latina Warehouse, the related Countrywide's loan documents, provide that when determining whether the transfer of equity interests in Borrower is a permitted transfer not requiring Lender's prior consent, such determination is made by looking to transfers of "direct or indirect", "legal or beneficial equity interests" (rather than solely a direct equity transfer in Borrower resulting in a change of control under this Representation) and limits such transfers to an aggregate 49% interest that does not result in a change of control of Borrower.

          With respect to Loan 8, Younan Dallas Portfolio I Loan, certain REIT transfers permitted as detailed in Article 6 of the Loan Agreement.

          With respect to Loan 49, Midori & Holcomb Place, this is a tenant-in-common borrowing structure, and the respective tenants in common have the right to sell their interest to other tenants-in-common without the prior written consent of Lender. The loan documents also allow for transfers to new tenants in common within a certain number of days from closing (depending upon how soon after closing such transfer takes place).

          With respect to Loan 69, Pecanland Commons, at the time during the twelve (12) consecutive calendar months immediately following the origination date, other than during a Quiet Period (as defined in the Loan Agreement), the initial Borrower executing the loan agreement (but not any successors or assigns of such Borrower) shall have the right to transfer title to one or more undivided interests in the Property to one or more entities as additional tenants-in-common (but in no event more than thirty-five (35) persons) provided that certain conditions shall be satisfied with respect to each such transfers as set forth in Section 13.7 of the Loan Agreement.

          With respect to all of Countrywide's loans in addition to the above stated exceptions, the Property may be transferred without the written consent of the Lender in sales of the entire Property to another party (the "Transferee
Borrower"), provided that prior to such sale the following conditions, among others, are met: (a) Borrower may be required to pay to lender a transfer fee,
(b) the identity, experience, financial condition, creditworthiness, single purpose nature and bankruptcy remoteness of the Transferee Borrower and the replacement guarantors and indemnitors shall be reasonably satisfactory to
Lender, (c) Borrower, Transferee Borrower, Guarantor and the replacement guarantors and indemnitors shall execute and deliver any and all documentation as may be reasonably required by Lender, in form and substance reasonably satisfactory to Lender in Lender's reasonable discretion (including, without limitation, assumption documents), (d) counsel to Transferee Borrower and the replacement guarantors and indemnitors shall deliver to Lender opinion letters relating to such transfer (including, without limitation, tax, bankruptcy and
REMIC opinions) in form and substance reasonably satisfactory to Lender in
Lender's reasonable discretion, and (e) Borrower pays all reasonable expenses incurred by Lender in connection with such transfer, including, without limitation, Lender's

reasonable attorneys fees and expenses, all recording fees, and all fees payable to the Title Company for the delivery to Lender of the endorsement referred to in clause (e) above.

          The following loans permit future mezzanine debt:

          Louisiana Boardwalk, Tharaldson Pool III, Westwood Estates
Manufactured Housing Community, Tustin MOB I & II, OSCO Plaza (at borrower's option-or borrower may obtain a subordinated debt secured by a second lien on the mortgaged property as described in exception to rep 23 entitled "other mortgage liens"), Peachtree Crest Business Center, 1100 Buckingham, Worthing
Place and Pecanland and Hampton Inn-Florida Mall.

          The following loans have existing mezzanine debt:

          Younan Dallas Portfolio I, in the amount of $7,660,000

          Paramus Medical, in the amount of $850,000

          REP. 35 SINGLE PURPOSE EQUITY

          With respect to Loan 4, Louisiana Boardwalk, Mortgagor's predecessor in interest was a Louisiana Riverwalk, L.L.C., a Louisiana limited liability company (the "Lousiana LLC"). The Louisiana LLC owned the Mortgaged Property and certain unimproved parcels adjacent to the Mortgaged Property. At Seller's request and to comply with Seller's single-purpose entity requirements, the unimproved parcels were conveyed to an affiliate of Mortgagor. Also to comply with Seller's single-purpose entity requirements, immediately prior to the closing of the Mortgage Loan, the Louisiana LLC merged with Borrower (a single-member Delaware limited liability company). At the time of the merger,
Mortgagor's legal name was Louisiana RW, LLC, a Delaware limited liability company and immediately following the merger, the entity was renamed Louisiana
Riverwalk, LLC, a Delaware limited liability company, which was Mortgagor's legal name at the time of the origination of the Mortgage Loan.

          With respect to Loan 111, Laurel Inn, Single Purpose Entity covenants are in loan documents only (not in organizational documents).

          REP. 43 RECOURSE

          With respect to Loan 21, Blue Cross Building, carve-out recourse is to the Borrower only. No separate guaranty was executed in connection with this loan.

          With respect to Loan 12, Tharaldson IIIA Portfolio, in addition to certain other recourse carve-out liability, the Mortgagor and the carve-out guarantor are liable to the lender for any losses arising out of or in connection with any act of willful waste of the Mortgaged Property or any portion thereof.

          With respect to Loan 43, 120 Bloomingdale, Section 4 of the
Environmental Indemnity Agreement and Section 9.4(b) of the Loan Agreement
provides that the Borrower or Indemnitor, as applicable, "shall have no obligations under this Section after all of the following conditions have been satisfied: (i) there has been no change in any Environmental Law or other

Legal Requirement prior to the date on which the Indebtedness is paid in full the effect of which would be to make a lender/mortgagee liable with respect to any condition or matter for which the Indemnified Parties are entitled to be indemnified notwithstanding the fact that the Indebtedness was repaid in full;
(ii) Lender has received, at Borrower's sole cost and expense, an environmental inspection report for the Property in scope satisfactory to Lender, and prepared by an independent consulting firm/environmental engineer acceptable to Lender, dated no more than thirty (30) days prior to the date the same is delivered to
Lender, showing that there exists no condition or matter with respect to the
Property for which the Indemnified Parties are entitled to be indemnified; and
(iii) two (2) years have elapsed since the date on which the Indebtedness was repaid in full."

          With respect to Loan 22, Oak Brook International, only an entity executes the non-recourse carveout guaranty. Only Mortgagor executes the environmental indemnification agreement.

          REP. 45 FEE SIMPLE INTEREST

          With respect to Loan 4, Louisiana Boardwalk, the interest of Mortgagor in the Mortgaged Property includes the fee simple interest in the real property and the improvements on ten tracts of land as well as perpetual easement rights related to five tracts of land and four streets adjacent to the Mortgaged
Property, as set forth in an easement agreement between the City of Bossier
City, Louisiana and the Mortgagor.

          With respect to Loan 130, Galleria Self Storage, a portion of the collateral is under a short term lease and the income from such lease was not underwritten and should be included on Annex D.

          REP. 47 OPERATING STATEMENTS

          With respect to Loan 169, 47 Louise, the Mortgagor is only require to furnish to the Lender, within one hundred twenty (120) days following the end of each fiscal year of the Mortgagor, a true, complete, correct and accurate copy of the Mortgagor's unaudited financial statement for such period (and, annually within sixty (60) days after filing, Mortgagor's business tax return filings).
The Mortgagor must also shall furnish to Lender, within ten (10) Business Days after request, such further information with respect to Mortgagor and the operation of the Property as may be reasonably requested by Lender.

                             ANNEX B (TO SCHEDULE I)

MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS CONDUCTED
   IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH
         RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

[None]

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

[None.]

                             ANNEX D (TO SCHEDULE I)

                 GROUND LEASES NOT COVERED BY REPRESENTATION 18

                               (REPRESENTATION 45)

Galleria Self Storage

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                   [ATTACHED]

MLMT 2005 - CKI1 COUNTRYWIDE MORTGAGE LOAN SCHEDULE

                                                            [   ] Loan Level
                                                            [   ] Property Level

                                                         MORTGAGE
                                                         LOAN
LOAN #  PROPERTY NAME                                    SELLER    PROPERTY TYPE         ADDRESS
------  -----------------------------------------------  --------  --------------------  -------------------------------------------

   4    Louisiana Boardwalk                              CRF       Retail                390 Plaza Loop
   7    Chase Manhattan Centre                           CRF       Office                1201 North Market Street
   8    Younan Portfolio - Dallas                        CRF       Office                Various
 8.01   Eighty-Eighty Central                            CRF       Office                8080 North Central Expressway
 8.02   9400 NCX                                         CRF       Office                9400 North Central Expressway
 8.03   North Central Plaza III                          CRF       Office                12801 North Central Expressway
  12    Tharaldson Portfolio IIIA                        CRF       Hospitality           Various
 12.01  Homewood Suites Willowbrook                      CRF       Hospitality           7655 West FM 1960
 12.02  SpringHill Suites Memphis                        CRF       Hospitality           2800 New Brunswick Road
 12.03  Hampton Inn Burnsville                           CRF       Hospitality           14400 Nicollet Court
 12.04  Holiday Inn Express Oklahoma City                CRF       Hospitality           7601 C.A. Henderson Boulevard
 12.05  Fairfield Inn by Marriott Plano                  CRF       Hospitality           4712 West Plano Parkway
 12.06  SpringHill Suites Houston                        CRF       Hospitality           2750 North Loop West 610
 12.07  Fairfield Inn Muncie                             CRF       Hospitality           4011 West Bethel Pike
 12.08  Hampton Inn Stafford                             CRF       Hospitality           4714 Techniplex Drive
 12.09  Fairfield Inn Westchase                          CRF       Hospitality           2400 West Sam Houston Parkway
 12.10  Hampton Inn Willowbrook                          CRF       Hospitality           7645 West FM 1960
 12.11  Fairfield Inn Memphis                            CRF       Hospitality           8489 Highway 64
 12.12  Fairfield Inn Joliet North                       CRF       Hospitality           3239 Norman Avenue
 12.13  Hampton Inn Texas City                           CRF       Hospitality           2320 FM 2004
 12.14  Fairfield Inn Burnsville                         CRF       Hospitality           14350 Nicollet Court
 12.15  Comfort Inn Sioux City                           CRF       Hospitality           4202 South Lakeport Street
 12.16  Fairfield Inn Texas City                         CRF       Hospitality           10700 E.F. Lowry Expressway
  14    EDS Portfolio                                    CRF       Office                Various
 14.01  Camp Hill                                        CRF       Office                225 Grandview Avenue
 14.02  Auburn Hills Facilities                          CRF       Office                1080 and 985 West Entrance Drive
 14.03  Rancho Cordova                                   CRF       Office                10888 White Rock Road
  19    625 Broadway and 909 Prospect                    CRF       Various               Various
 19.01  Broadway Office Building (Torbati Building)      CRF       Office                625 Broadway
 19.02  La Jolla Prospect Plaza                          CRF       Mixed Use             909 Prospect Street
  21    Blue Cross Building                              CRF       Office                901 South Central Expressway
  22    Oak Brook International Office Center            CRF       Office                2707, 2803, 2805 and 2809 Butterfield Road
  25    The Courtyard on Wilshire                        CRF       Office                1801-31 Wilshire Boulevard
  28    Meidinger Tower                                  CRF       Office                462 South 4th Street
  31    Browntown and Millburn Plaza Portfolio           CRF       Retail                Various
 31.01  Browntown Shopping Center                        CRF       Retail                2601 - 2727 Middlesex County Road Route 516
                                                                                         and Gaub Road
 31.02  Millburn Mall                                    CRF       Retail                2019 - 2933 Vauxhall Road
  34    Perkins Rowe Medical Office Center               CRF       Office                10101 Park Rowe Avenue
  35    Signature Pavilion                               CRF       Retail                310-390 North Escondido Boulevard
  36    156 William Street                               CRF       Office                156 William Street
  38    The Lakes at Thousand Oaks                       CRF       Retail                2200 East Thousand Oaks Boulevard
  39    Simmons Market Place                             CRF       Retail                5465 - 5595 Simmons Street
  43    120 Bloomingdale                                 CRF       Office                120 Bloomingdale Road
  47    Pageantry West Office Park                       CRF       Office                8925 and 8945 West Russell Road
  49    Midori & Holcomb Place                           CRF       Office                Various
 49.01  The Midori                                       CRF       Office                5335 Triangle Parkway
 49.02  Holcomb Place                                    CRF       Office                3150 Holcomb Bridge Road
  52    Inducon Portfolio                                CRF       Office                Various
 52.01  410 - 440, 415 & 435 Lawrence Bell Drive         CRF       Office                410 - 440, 415 & 435 Lawrence Bell Drive
 52.02  60 - 90 Earhart Drive                            CRF       Office                60 - 90 Earhart Drive
 52.03  230 Cumberland Drive                             CRF       Office                230 Cumberland Drive
 52.04  80 - 90 Curtwright Drive                         CRF       Office                80 - 90 Curtwright Drive
  55    Pecos Pebble Office Park                         CRF       Office                8905, 8925, 8935, 8955, 8965, 8975 and 8985
                                                                                         South Pecos Road
  56    Green Valley Technical Plaza                     CRF       Office                5251 Business Center Drive
  57    Westwood Estates Manufactured Housing Community  CRF       Manufactured Housing  7801 88th Avenue
  62    Tustin MOB I & II                                CRF       Office                Various
 62.01  Tustin Medical Building II                       CRF       Office                14642 Newport Avenue
 62.02  Tustin Medical Building I                        CRF       Office                14591 Newport Avenue

                                                         MORTGAGE                                                        CUTOFF
                                                         LOAN                                                            BALANCE
LOAN #  PROPERTY NAME                                    SELLER    CITY              COUNTY   STATE        ZIP CODE    (12/1/2005)
------  -----------------------------------------------  --------  ----------------  -------  -----------  --------  --------------

   4    Louisiana Boardwalk                              CRF       Bossier City      LA       Bossier        71111   128,000,000.00
   7    Chase Manhattan Centre                           CRF       Wilmington        DE       New Castle     19801    97,293,655.41
   8    Younan Portfolio - Dallas                        CRF       Dallas            TX       Dallas        Various   80,000,000.00
 8.01   Eighty-Eighty Central                            CRF       Dallas            TX       Dallas         75206    29,386,265.00
 8.02   9400 NCX                                         CRF       Dallas            TX       Dallas         75231    28,747,433.00
 8.03   North Central Plaza III                          CRF       Dallas            TX       Dallas         75243    21,866,302.00
  12    Tharaldson Portfolio IIIA                        CRF       Various           Various  Various       Various   51,759,253.29
 12.01  Homewood Suites Willowbrook                      CRF       Houston           TX       Harris         77070     5,330,207.72
 12.02  SpringHill Suites Memphis                        CRF       Memphis           TN       Shelby         38133     4,509,027.26
 12.03  Hampton Inn Burnsville                           CRF       Burnsville        MN       Dakota         55306     3,782,406.97
 12.04  Holiday Inn Express Oklahoma City                CRF       Oklahoma City     OK       Oklahoma       73139     3,722,684.76
 12.05  Fairfield Inn by Marriott Plano                  CRF       Plano             TX       Collin         75093     3,608,217.18
 12.06  SpringHill Suites Houston                        CRF       Houston           TX       Harris         77092     3,593,286.62
 12.07  Fairfield Inn Muncie                             CRF       Muncie            IN       Delaware       47304     3,384,258.87
 12.08  Hampton Inn Stafford                             CRF       Stafford          TX       Fort Bend      77477     3,324,536.65
 12.09  Fairfield Inn Westchase                          CRF       Houston           TX       Harris         77042     3,284,721.84
 12.10  Hampton Inn Willowbrook                          CRF       Houston           TX       Harris         77070     2,936,342.25
 12.11  Fairfield Inn Memphis                            CRF       Memphis           TN       Shelby         38133     2,587,962.66
 12.12  Fairfield Inn Joliet North                       CRF       Joliet            IL       Will           60431     2,587,962.66
 12.13  Hampton Inn Texas City                           CRF       Texas City        TX       Galveston      77591     2,498,379.34
 12.14  Fairfield Inn Burnsville                         CRF       Burnsville        MN       Dakota         55306     2,468,518.23
 12.15  Comfort Inn Sioux City                           CRF       Sioux City        IA       Woodbury       51106     2,140,046.05
 12.16  Fairfield Inn Texas City                         CRF       Texas City        TX       Galveston      77591     2,000,694.21
  14    EDS Portfolio                                    CRF       Various           Various  Various       Various   49,120,000.00
 14.01  Camp Hill                                        CRF       East Pennsboro    PA       Cumberland     17011    25,860,000.00
 14.02  Auburn Hills Facilities                          CRF       Auburn Hills      MI       Oakland        48326    11,920,000.00
 14.03  Rancho Cordova                                   CRF       Rancho Cordova    CA       Sacramento     95670    11,340,000.00
  19    625 Broadway and 909 Prospect                    CRF       Various           CA       San Diego     Various   34,876,967.02
 19.01  Broadway Office Building (Torbati Building)      CRF       San Diego         CA       San Diego      92101    24,912,119.30
 19.02  La Jolla Prospect Plaza                          CRF       La Jolla          CA       San Diego      92037     9,964,847.72
  21    Blue Cross Building                              CRF       Richardson        TX       Dallas         75080    31,709,070.93
  22    Oak Brook International Office Center            CRF       Oak Brook         IL       DuPage         60523    28,750,000.00
  25    The Courtyard on Wilshire                        CRF       Santa Monica      CA       Los Angeles    90403    26,000,000.00
  28    Meidinger Tower                                  CRF       Louisville        KY       Jefferson      40202    25,500,000.00
  31    Browntown and Millburn Plaza Portfolio           CRF       Various           NJ       Various       Various   23,749,951.90
 31.01  Browntown Shopping Center                        CRF       Old Bridge        NJ       Middlesex      08857    11,874,975.95
 31.02  Millburn Mall                                    CRF       Union             NJ       Union          07088    11,874,975.95
  34    Perkins Rowe Medical Office Center               CRF       Baton Rouge       LA       Baton Rouge    70810    22,400,000.00
  35    Signature Pavilion                               CRF       Escondido         CA       San Diego      92025    21,500,000.00
  36    156 William Street                               CRF       New York          NY       New York       10038    21,000,000.00
  38    The Lakes at Thousand Oaks                       CRF       Thousand Oaks     CA       Ventura        91362    20,500,000.00
  39    Simmons Market Place                             CRF       Las Vegas         NV       Clark          89031    20,400,000.00
  43    120 Bloomingdale                                 CRF       White Plains      NY       Westchester    10605    19,500,000.00
  47    Pageantry West Office Park                       CRF       Las Vegas         NV       Clark          89148    16,705,000.00
  49    Midori & Holcomb Place                           CRF       Norcross          GA       Gwinnett      Various   16,500,000.00
 49.01  The Midori                                       CRF       Norcross          GA       Gwinnett       30092    10,170,258.62
 49.02  Holcomb Place                                    CRF       Norcross          GA       Gwinnett       30071     6,329,741.38
  52    Inducon Portfolio                                CRF       Various           Various  Various       Various   15,870,000.00
 52.01  410 - 440, 415 & 435 Lawrence Bell Drive         CRF       Amherst           NY       Erie           14221     7,817,734.00
 52.02  60 - 90 Earhart Drive                            CRF       Amherst           NY       Erie           14221     3,127,094.00
 52.03  230 Cumberland Drive                             CRF       Nashville         TN       Davidson       37228     2,736,207.00
 52.04  80 - 90 Curtwright Drive                         CRF       Amherst           NY       Erie           14221     2,188,965.00
  55    Pecos Pebble Office Park                         CRF       Henderson         NV       Clark          89074    15,166,002.53
  56    Green Valley Technical Plaza                     CRF       Fairfield         CA       Solano         94534    15,000,000.00
  57    Westwood Estates Manufactured Housing Community  CRF       Pleasant Prairie  WI       Kenosha        53158    15,000,000.00
  62    Tustin MOB I & II                                CRF       Tustin            CA       Orange         92780    13,484,630.19
 62.01  Tustin Medical Building II                       CRF       Tustin            CA       Orange         92780    10,488,045.70
 62.02  Tustin Medical Building I                        CRF       Tustin            CA       Orange         92780     2,996,584.49

                                                         MORTGAGE                  IO MONTHLY    IO ANNUAL     MONTHLY
                                                         LOAN         ORIGINAL        DEBT         DEBT       P&I DEBT
LOAN #  PROPERTY NAME                                    SELLER        BALANCE       SERVICE      SERVICE      SERVICE
------  -----------------------------------------------  --------  --------------  ----------  ------------  ----------

   4    Louisiana Boardwalk                              CRF       128,000,000.00  555,124.44  6,661,493.33  697,573.52
   7    Chase Manhattan Centre                           CRF        97,500,000.00                            543,239.88
   8    Younan Portfolio - Dallas                        CRF        80,000,000.00  366,351.85  4,396,222.22  450,223.90
 8.01   Eighty-Eighty Central                            CRF        29,386,265.00
 8.02   9400 NCX                                         CRF        28,747,433.00
 8.03   North Central Plaza III                          CRF        21,866,302.00
  12    Tharaldson Portfolio IIIA                        CRF        52,000,000.00                            315,609.77
 12.01  Homewood Suites Willowbrook                      CRF         5,355,000.00
 12.02  SpringHill Suites Memphis                        CRF         4,530,000.00
 12.03  Hampton Inn Burnsville                           CRF         3,800,000.00
 12.04  Holiday Inn Express Oklahoma City                CRF         3,740,000.00
 12.05  Fairfield Inn by Marriott Plano                  CRF         3,625,000.00
 12.06  SpringHill Suites Houston                        CRF         3,610,000.00
 12.07  Fairfield Inn Muncie                             CRF         3,400,000.00
 12.08  Hampton Inn Stafford                             CRF         3,340,000.00
 12.09  Fairfield Inn Westchase                          CRF         3,300,000.00
 12.10  Hampton Inn Willowbrook                          CRF         2,950,000.00
 12.11  Fairfield Inn Memphis                            CRF         2,600,000.00
 12.12  Fairfield Inn Joliet North                       CRF         2,600,000.00
 12.13  Hampton Inn Texas City                           CRF         2,510,000.00
 12.14  Fairfield Inn Burnsville                         CRF         2,480,000.00
 12.15  Comfort Inn Sioux City                           CRF         2,150,000.00
 12.16  Fairfield Inn Texas City                         CRF         2,010,000.00
  14    EDS Portfolio                                    CRF        49,120,000.00  222,989.45  2,675,873.40  274,996.63
 14.01  Camp Hill                                        CRF        25,860,000.00
 14.02  Auburn Hills Facilities                          CRF        11,920,000.00
 14.03  Rancho Cordova                                   CRF        11,340,000.00
  19    625 Broadway and 909 Prospect                    CRF        35,000,000.00                            186,819.50
 19.01  Broadway Office Building (Torbati Building)      CRF        25,000,000.00
 19.02  La Jolla Prospect Plaza                          CRF        10,000,000.00
  21    Blue Cross Building                              CRF        31,900,000.00                            195,513.08
  22    Oak Brook International Office Center            CRF        28,750,000.00  127,697.92  1,532,375.00
  25    The Courtyard on Wilshire                        CRF        26,000,000.00  117,965.97  1,415,591.67  145,511.49
  28    Meidinger Tower                                  CRF        25,500,000.00  117,851.91  1,414,222.92  144,306.59
  31    Browntown and Millburn Plaza Portfolio           CRF        23,800,000.00                            133,050.68
 31.01  Browntown Shopping Center                        CRF        11,900,000.00
 31.02  Millburn Mall                                    CRF        11,900,000.00
  34    Perkins Rowe Medical Office Center               CRF        22,400,000.00  103,524.82  1,242,297.78  126,763.43
  35    Signature Pavilion                               CRF        21,500,000.00   94,460.65  1,133,527.78  118,058.84
  36    156 William Street                               CRF        21,000,000.00   87,650.69  1,051,808.33
  38    The Lakes at Thousand Oaks                       CRF        20,500,000.00   90,171.05  1,082,052.64  112,643.73
  39    Simmons Market Place                             CRF        20,400,000.00   91,006.67  1,092,080.00  113,028.91
  43    120 Bloomingdale                                 CRF        19,500,000.00   87,156.42  1,045,877.08  111,365.68
  47    Pageantry West Office Park                       CRF        16,705,000.00   76,216.56    914,598.75   93,803.72
  49    Midori & Holcomb Place                           CRF        16,500,000.00   73,747.74    884,972.92   91,522.83
 49.01  The Midori                                       CRF        10,170,258.62
 49.02  Holcomb Place                                    CRF         6,329,741.38
  52    Inducon Portfolio                                CRF        15,870,000.00   74,552.26    894,627.17   90,706.44
 52.01  410 - 440, 415 & 435 Lawrence Bell Drive         CRF         7,817,734.00
 52.02  60 - 90 Earhart Drive                            CRF         3,127,094.00
 52.03  230 Cumberland Drive                             CRF         2,736,207.00
 52.04  80 - 90 Curtwright Drive                         CRF         2,188,965.00
  55    Pecos Pebble Office Park                         CRF        15,200,000.00                             82,229.75
  56    Green Valley Technical Plaza                     CRF        15,000,000.00   65,902.78    790,833.33   82,366.63
  57    Westwood Estates Manufactured Housing Community  CRF        15,000,000.00   67,423.61    809,083.33
  62    Tustin MOB I & II                                CRF        13,500,000.00                             74,882.31
 62.01  Tustin Medical Building II                       CRF        10,500,000.00
 62.02  Tustin Medical Building I                        CRF         3,000,000.00

                                                         MORTGAGE   ANNUAL P&I              PRIMARY     MASTER
                                                         LOAN          DEBT      INTEREST  SERVICING  SERVICING
LOAN #  PROPERTY NAME                                    SELLER       SERVICE    RATE (%)   FEE RATE   FEE RATE
------  -----------------------------------------------  --------  ------------  --------  ---------  ---------

   4    Louisiana Boardwalk                              CRF       8,370,882.24    5.1330    0.01000    0.02000
   7    Chase Manhattan Centre                           CRF       6,518,878.56    5.3300    0.01000    0.02000
   8    Younan Portfolio - Dallas                        CRF       5,402,686.80    5.4200    0.01000    0.02000
 8.01   Eighty-Eighty Central                            CRF
 8.02   9400 NCX                                         CRF
 8.03   North Central Plaza III                          CRF
  12    Tharaldson Portfolio IIIA                        CRF       3,787,317.24    5.3800    0.01000    0.02000
 12.01  Homewood Suites Willowbrook                      CRF
 12.02  SpringHill Suites Memphis                        CRF
 12.03  Hampton Inn Burnsville                           CRF
 12.04  Holiday Inn Express Oklahoma City                CRF
 12.05  Fairfield Inn by Marriott Plano                  CRF
 12.06  SpringHill Suites Houston                        CRF
 12.07  Fairfield Inn Muncie                             CRF
 12.08  Hampton Inn Stafford                             CRF
 12.09  Fairfield Inn Westchase                          CRF
 12.10  Hampton Inn Willowbrook                          CRF
 12.11  Fairfield Inn Memphis                            CRF
 12.12  Fairfield Inn Joliet North                       CRF
 12.13  Hampton Inn Texas City                           CRF
 12.14  Fairfield Inn Burnsville                         CRF
 12.15  Comfort Inn Sioux City                           CRF
 12.16  Fairfield Inn Texas City                         CRF
  14    EDS Portfolio                                    CRF       3,299,959.56    5.3730    0.01000    0.02000
 14.01  Camp Hill                                        CRF
 14.02  Auburn Hills Facilities                          CRF
 14.03  Rancho Cordova                                   CRF
  19    625 Broadway and 909 Prospect                    CRF       2,241,834.00    4.9500    0.01000    0.02000
 19.01  Broadway Office Building (Torbati Building)      CRF
 19.02  La Jolla Prospect Plaza                          CRF
  21    Blue Cross Building                              CRF       2,346,156.96    5.4800    0.01000    0.02000
  22    Oak Brook International Office Center            CRF                       5.3300    0.01000    0.02000
  25    The Courtyard on Wilshire                        CRF       1,746,137.88    5.3700    0.01000    0.02000
  28    Meidinger Tower                                  CRF       1,731,679.08    5.4700    0.01000    0.02000
  31    Browntown and Millburn Plaza Portfolio           CRF       1,596,608.16    5.3600    0.01000    0.02000
 31.01  Browntown Shopping Center                        CRF
 31.02  Millburn Mall                                    CRF
  34    Perkins Rowe Medical Office Center               CRF       1,521,161.16    5.4700    0.01000    0.02000
  35    Signature Pavilion                               CRF       1,416,706.08    5.2000    0.01000    0.02000
  36    156 William Street                               CRF                       4.9400    0.01000    0.02000
  38    The Lakes at Thousand Oaks                       CRF       1,351,724.76    5.2060    0.01000    0.02000
  39    Simmons Market Place                             CRF       1,356,346.92    5.2800    0.01000    0.02000
  43    120 Bloomingdale                                 CRF       1,336,388.16    5.2900    0.01000    0.02000
  47    Pageantry West Office Park                       CRF       1,125,644.64    5.4000    0.01000    0.02000
  49    Midori & Holcomb Place                           CRF       1,098,273.96    5.2900    0.01000    0.02000
 49.01  The Midori                                       CRF
 49.02  Holcomb Place                                    CRF
  52    Inducon Portfolio                                CRF       1,088,477.28    5.5600    0.01000    0.02000
 52.01  410 - 440, 415 & 435 Lawrence Bell Drive         CRF
 52.02  60 - 90 Earhart Drive                            CRF
 52.03  230 Cumberland Drive                             CRF
 52.04  80 - 90 Curtwright Drive                         CRF
  55    Pecos Pebble Office Park                         CRF         986,757.00    5.0680    0.01000    0.02000
  56    Green Valley Technical Plaza                     CRF         988,399.56    5.2000    0.01000    0.02000
  57    Westwood Estates Manufactured Housing Community  CRF                       5.3200    0.01000    0.02000
  62    Tustin MOB I & II                                CRF         898,587.72    5.2900    0.01000    0.02000
 62.01  Tustin Medical Building II                       CRF
 62.02  Tustin Medical Building I                        CRF

                                                                                                      NET
                                                         MORTGAGE  TRUSTEE &                        MORTGAGE
                                                         LOAN       PAYING      BROKER     ADMIN.   INTEREST    ACCRUAL
LOAN #  PROPERTY NAME                                    SELLER    AGENT FEE  STRIP RATE    FEE       RATE        TYPE     TERM
------  -----------------------------------------------  --------  ---------  ----------  -------  ----------  ----------  ----

   4    Louisiana Boardwalk                              CRF         0.00060              0.03060     5.10240  Actual/360   120
   7    Chase Manhattan Centre                           CRF         0.00060              0.03060     5.29940  Actual/360   120
   8    Younan Portfolio - Dallas                        CRF         0.00060              0.03060     5.38940  Actual/360    60
 8.01   Eighty-Eighty Central                            CRF
 8.02   9400 NCX                                         CRF
 8.03   North Central Plaza III                          CRF
  12    Tharaldson Portfolio IIIA                        CRF         0.00060              0.03060     5.34940  Actual/360   120
 12.01  Homewood Suites Willowbrook                      CRF
 12.02  SpringHill Suites Memphis                        CRF
 12.03  Hampton Inn Burnsville                           CRF
 12.04  Holiday Inn Express Oklahoma City                CRF
 12.05  Fairfield Inn by Marriott Plano                  CRF
 12.06  SpringHill Suites Houston                        CRF
 12.07  Fairfield Inn Muncie                             CRF
 12.08  Hampton Inn Stafford                             CRF
 12.09  Fairfield Inn Westchase                          CRF
 12.10  Hampton Inn Willowbrook                          CRF
 12.11  Fairfield Inn Memphis                            CRF
 12.12  Fairfield Inn Joliet North                       CRF
 12.13  Hampton Inn Texas City                           CRF
 12.14  Fairfield Inn Burnsville                         CRF
 12.15  Comfort Inn Sioux City                           CRF
 12.16  Fairfield Inn Texas City                         CRF
  14    EDS Portfolio                                    CRF         0.00060              0.03060     5.34240  Actual/360   120
 14.01  Camp Hill                                        CRF
 14.02  Auburn Hills Facilities                          CRF
 14.03  Rancho Cordova                                   CRF
  19    625 Broadway and 909 Prospect                    CRF         0.00060              0.03060     4.91940  Actual/360   120
 19.01  Broadway Office Building (Torbati Building)      CRF
 19.02  La Jolla Prospect Plaza                          CRF
  21    Blue Cross Building                              CRF         0.00060              0.03060     5.44940  Actual/360   185
  22    Oak Brook International Office Center            CRF         0.00060              0.03060     5.29940  30/360        84
  25    The Courtyard on Wilshire                        CRF         0.00060              0.03060     5.33940  Actual/360   120
  28    Meidinger Tower                                  CRF         0.00060              0.03060     5.43940  Actual/360   120
  31    Browntown and Millburn Plaza Portfolio           CRF         0.00060              0.03060     5.32940  Actual/360   120
 31.01  Browntown Shopping Center                        CRF
 31.02  Millburn Mall                                    CRF
  34    Perkins Rowe Medical Office Center               CRF         0.00060              0.03060     5.43940  Actual/360   120
  35    Signature Pavilion                               CRF         0.00060              0.03060     5.16940  Actual/360   120
  36    156 William Street                               CRF         0.00060              0.03060     4.90940  Actual/360   120
  38    The Lakes at Thousand Oaks                       CRF         0.00060              0.03060     5.17540  Actual/360   120
  39    Simmons Market Place                             CRF         0.00060              0.03060     5.24940  Actual/360   120
  43    120 Bloomingdale                                 CRF         0.00060              0.03060     5.25940  Actual/360   120
  47    Pageantry West Office Park                       CRF         0.00060              0.03060     5.36940  Actual/360   120
  49    Midori & Holcomb Place                           CRF         0.00060              0.03060     5.25940  Actual/360    84
 49.01  The Midori                                       CRF
 49.02  Holcomb Place                                    CRF
  52    Inducon Portfolio                                CRF         0.00060              0.03060     5.52940  Actual/360   120
 52.01  410 - 440, 415 & 435 Lawrence Bell Drive         CRF
 52.02  60 - 90 Earhart Drive                            CRF
 52.03  230 Cumberland Drive                             CRF
 52.04  80 - 90 Curtwright Drive                         CRF
  55    Pecos Pebble Office Park                         CRF         0.00060              0.03060     5.03740  Actual/360   120
  56    Green Valley Technical Plaza                     CRF         0.00060              0.03060     5.16940  Actual/360   120
  57    Westwood Estates Manufactured Housing Community  CRF         0.00060              0.03060     5.28940  Actual/360   120
  62    Tustin MOB I & II                                CRF         0.00060              0.03060     5.25940  Actual/360   120
 62.01  Tustin Medical Building II                       CRF
 62.02  Tustin Medical Building I                        CRF

                                                         MORTGAGE                                REMAINING
                                                         LOAN      REMAINING   MATURITY/  AMORT    AMORT    TITLE
LOAN #  PROPERTY NAME                                    SELLER       TERM     ARD DATE    TERM     TERM     TYPE  ARD (Y/N)
------  -----------------------------------------------  --------  ---------  ----------  -----  ---------  -----  ---------

   4    Louisiana Boardwalk                              CRF             117   9/8/2015     360      360    Fee    No
   7    Chase Manhattan Centre                           CRF             118   10/8/2015    360      358    Fee    No
   8    Younan Portfolio - Dallas                        CRF              57   9/8/2010     360      360    Fee    Yes
 8.01   Eighty-Eighty Central                            CRF                                                Fee
 8.02   9400 NCX                                         CRF                                                Fee
 8.03   North Central Plaza III                          CRF                                                Fee
  12    Tharaldson Portfolio IIIA                        CRF             117   9/8/2015     300      297    Fee    No
 12.01  Homewood Suites Willowbrook                      CRF                                                Fee
 12.02  SpringHill Suites Memphis                        CRF                                                Fee
 12.03  Hampton Inn Burnsville                           CRF                                                Fee
 12.04  Holiday Inn Express Oklahoma City                CRF                                                Fee
 12.05  Fairfield Inn by Marriott Plano                  CRF                                                Fee
 12.06  SpringHill Suites Houston                        CRF                                                Fee
 12.07  Fairfield Inn Muncie                             CRF                                                Fee
 12.08  Hampton Inn Stafford                             CRF                                                Fee
 12.09  Fairfield Inn Westchase                          CRF                                                Fee
 12.10  Hampton Inn Willowbrook                          CRF                                                Fee
 12.11  Fairfield Inn Memphis                            CRF                                                Fee
 12.12  Fairfield Inn Joliet North                       CRF                                                Fee
 12.13  Hampton Inn Texas City                           CRF                                                Fee
 12.14  Fairfield Inn Burnsville                         CRF                                                Fee
 12.15  Comfort Inn Sioux City                           CRF                                                Fee
 12.16  Fairfield Inn Texas City                         CRF                                                Fee
  14    EDS Portfolio                                    CRF             118   10/8/2015    360      360    Fee    No
 14.01  Camp Hill                                        CRF                                                Fee
 14.02  Auburn Hills Facilities                          CRF                                                Fee
 14.03  Rancho Cordova                                   CRF                                                Fee
  19    625 Broadway and 909 Prospect                    CRF             117   9/8/2015     360      357    Fee    No
 19.01  Broadway Office Building (Torbati Building)      CRF                                                Fee
 19.02  La Jolla Prospect Plaza                          CRF                                                Fee
  21    Blue Cross Building                              CRF             181  12/31/2020    300      296    Fee    No
  22    Oak Brook International Office Center            CRF              80   8/8/2012      0        0     Fee    No
  25    The Courtyard on Wilshire                        CRF             118   10/8/2015    360      360    Fee    No
  28    Meidinger Tower                                  CRF             117   9/8/2015     360      360    Fee    No
  31    Browntown and Millburn Plaza Portfolio           CRF             118   10/8/2015    360      358    Fee    No
 31.01  Browntown Shopping Center                        CRF                                                Fee
 31.02  Millburn Mall                                    CRF                                                Fee
  34    Perkins Rowe Medical Office Center               CRF             119   11/8/2015    360      360    Fee    No
  35    Signature Pavilion                               CRF             119   11/8/2015    360      360    Fee    No
  36    156 William Street                               CRF             116   8/8/2015      0        0     Fee    No
  38    The Lakes at Thousand Oaks                       CRF             119   11/8/2015    360      360    Fee    No
  39    Simmons Market Place                             CRF             113   5/8/2015     360      360    Fee    No
  43    120 Bloomingdale                                 CRF             118   10/8/2015    336      336    Fee    No
  47    Pageantry West Office Park                       CRF             118   10/8/2015    360      360    Fee    No
  49    Midori & Holcomb Place                           CRF              80   8/8/2012     360      360    Fee    No
 49.01  The Midori                                       CRF                                                Fee
 49.02  Holcomb Place                                    CRF                                                Fee
  52    Inducon Portfolio                                CRF             119   11/8/2015    360      360    Fee    No
 52.01  410 - 440, 415 & 435 Lawrence Bell Drive         CRF                                                Fee
 52.02  60 - 90 Earhart Drive                            CRF                                                Fee
 52.03  230 Cumberland Drive                             CRF                                                Fee
 52.04  80 - 90 Curtwright Drive                         CRF                                                Fee
  55    Pecos Pebble Office Park                         CRF             118   10/8/2015    360      358    Fee    No
  56    Green Valley Technical Plaza                     CRF             118   10/8/2015    360      360    Fee    Yes
  57    Westwood Estates Manufactured Housing Community  CRF             117   9/8/2015      0        0     Fee    No
  62    Tustin MOB I & II                                CRF             119   11/8/2015    360      359    Fee    No
 62.01  Tustin Medical Building II                       CRF                                                Fee
 62.02  Tustin Medical Building I                        CRF                                                Fee

                                                         MORTGAGE
                                                         LOAN                                                        ENVIRONMENTAL
LOAN #  PROPERTY NAME                                    SELLER                     ARD STEP UP (%)                   REPORT TYPE
------  -----------------------------------------------  --------  ------------------------------------------------  -------------

   4    Louisiana Boardwalk                              CRF                                                            8/9/2005
   7    Chase Manhattan Centre                           CRF                                                            9/13/2005
   8    Younan Portfolio - Dallas                        CRF       Greater of: (i) Initial Interest Rate plus 5% or     8/1/2005
                                                                   (ii) 5yr Treasury Rate plus 6.87%.
 8.01   Eighty-Eighty Central                            CRF                                                            8/1/2005
 8.02   9400 NCX                                         CRF                                                            8/1/2005
 8.03   North Central Plaza III                          CRF                                                            8/1/2005
  12    Tharaldson Portfolio IIIA                        CRF                                                             Various
 12.01  Homewood Suites Willowbrook                      CRF                                                            9/10/2005
 12.02  SpringHill Suites Memphis                        CRF                                                            9/10/2005
 12.03  Hampton Inn Burnsville                           CRF                                                            9/10/2005
 12.04  Holiday Inn Express Oklahoma City                CRF                                                            9/12/2005
 12.05  Fairfield Inn by Marriott Plano                  CRF                                                            9/10/2005
 12.06  SpringHill Suites Houston                        CRF                                                            9/12/2005
 12.07  Fairfield Inn Muncie                             CRF                                                            9/12/2005
 12.08  Hampton Inn Stafford                             CRF                                                            9/10/2005
 12.09  Fairfield Inn Westchase                          CRF                                                            9/10/2005
 12.10  Hampton Inn Willowbrook                          CRF                                                            9/10/2005
 12.11  Fairfield Inn Memphis                            CRF                                                            9/10/2005
 12.12  Fairfield Inn Joliet North                       CRF                                                            9/12/2005
 12.13  Hampton Inn Texas City                           CRF                                                            9/12/2005
 12.14  Fairfield Inn Burnsville                         CRF                                                            9/10/2005
 12.15  Comfort Inn Sioux City                           CRF                                                            9/10/2005
 12.16  Fairfield Inn Texas City                         CRF                                                            9/12/2005
  14    EDS Portfolio                                    CRF                                                             Various
 14.01  Camp Hill                                        CRF                                                            8/19/2005
 14.02  Auburn Hills Facilities                          CRF                                                            9/29/2005
 14.03  Rancho Cordova                                   CRF                                                            7/21/2005
  19    625 Broadway and 909 Prospect                    CRF                                                             Various
 19.01  Broadway Office Building (Torbati Building)      CRF                                                            8/4/2005
 19.02  La Jolla Prospect Plaza                          CRF                                                            8/3/2005
  21    Blue Cross Building                              CRF                                                            7/22/2005
  22    Oak Brook International Office Center            CRF                                                            5/25/2005
  25    The Courtyard on Wilshire                        CRF                                                            6/30/2005
  28    Meidinger Tower                                  CRF                                                            8/9/2005
  31    Browntown and Millburn Plaza Portfolio           CRF                                                             Various
 31.01  Browntown Shopping Center                        CRF                                                            9/1/2005
 31.02  Millburn Mall                                    CRF                                                            9/26/2005
  34    Perkins Rowe Medical Office Center               CRF                                                            9/21/2005
  35    Signature Pavilion                               CRF                                                            8/23/2005
  36    156 William Street                               CRF                                                            6/15/2005
  38    The Lakes at Thousand Oaks                       CRF                                                           10/26/2005
  39    Simmons Market Place                             CRF                                                            3/7/2005
  43    120 Bloomingdale                                 CRF                                                            4/29/2005
  47    Pageantry West Office Park                       CRF                                                            8/25/2005
  49    Midori & Holcomb Place                           CRF                                                            5/11/2005
 49.01  The Midori                                       CRF                                                            5/11/2005
 49.02  Holcomb Place                                    CRF                                                            5/11/2005
  52    Inducon Portfolio                                CRF                                                           10/25/2005
 52.01  410 - 440, 415 & 435 Lawrence Bell Drive         CRF                                                           10/25/2005
 52.02  60 - 90 Earhart Drive                            CRF                                                           10/25/2005
 52.03  230 Cumberland Drive                             CRF                                                           10/25/2005
 52.04  80 - 90 Curtwright Drive                         CRF                                                           10/25/2005
  55    Pecos Pebble Office Park                         CRF                                                            7/5/2005
  56    Green Valley Technical Plaza                     CRF       Greater of: (i) Initial Interest Rate plus 5% or     8/2/2005
                                                                   (ii) 10yr Treasury Rate plus 6.25%
  57    Westwood Estates Manufactured Housing Community  CRF                                                            7/20/2005
  62    Tustin MOB I & II                                CRF                                                            8/31/2005
 62.01  Tustin Medical Building II                       CRF                                                            8/31/2005
 62.02  Tustin Medical Building I                        CRF                                                            8/31/2005

                                                         MORTGAGE  ENVIRONMENTAL
                                                         LOAN        INSURANCE      CROSS-       CROSS-      DEFEASANCE  LETTER OF
LOAN #  PROPERTY NAME                                    SELLER        (Y/N)      DEFAULTED  COLLATERALIZED    ALLOWED     CREDIT
------  -----------------------------------------------  --------  -------------  ---------  --------------  ----------  ---------

   4    Louisiana Boardwalk                              CRF       No                                        Yes         Yes
   7    Chase Manhattan Centre                           CRF       No                                        Yes         No
   8    Younan Portfolio - Dallas                        CRF       No                                        Yes         No

 8.01   Eighty-Eighty Central                            CRF       No
 8.02   9400 NCX                                         CRF       No
 8.03   North Central Plaza III                          CRF       No
  12    Tharaldson Portfolio IIIA                        CRF       No                                        Yes         No
 12.01  Homewood Suites Willowbrook                      CRF       No
 12.02  SpringHill Suites Memphis                        CRF       No
 12.03  Hampton Inn Burnsville                           CRF       No
 12.04  Holiday Inn Express Oklahoma City                CRF       No
 12.05  Fairfield Inn by Marriott Plano                  CRF       No
 12.06  SpringHill Suites Houston                        CRF       No
 12.07  Fairfield Inn Muncie                             CRF       No
 12.08  Hampton Inn Stafford                             CRF       No
 12.09  Fairfield Inn Westchase                          CRF       No
 12.10  Hampton Inn Willowbrook                          CRF       No
 12.11  Fairfield Inn Memphis                            CRF       No
 12.12  Fairfield Inn Joliet North                       CRF       No
 12.13  Hampton Inn Texas City                           CRF       No
 12.14  Fairfield Inn Burnsville                         CRF       No
 12.15  Comfort Inn Sioux City                           CRF       No
 12.16  Fairfield Inn Texas City                         CRF       No
  14    EDS Portfolio                                    CRF       No                                        Yes         No
 14.01  Camp Hill                                        CRF       No
 14.02  Auburn Hills Facilities                          CRF       No
 14.03  Rancho Cordova                                   CRF       No
  19    625 Broadway and 909 Prospect                    CRF       No                                        Yes         No
 19.01  Broadway Office Building (Torbati Building)      CRF       No
 19.02  La Jolla Prospect Plaza                          CRF       No
  21    Blue Cross Building                              CRF       No                                        Yes         No
  22    Oak Brook International Office Center            CRF       No                                        Yes         No
  25    The Courtyard on Wilshire                        CRF       No                                        Yes         No
  28    Meidinger Tower                                  CRF       No                                        Yes         No
  31    Browntown and Millburn Plaza Portfolio           CRF       No                                        Yes         No
 31.01  Browntown Shopping Center                        CRF       No
 31.02  Millburn Mall                                    CRF       No
  34    Perkins Rowe Medical Office Center               CRF       No                                        Yes         No
  35    Signature Pavilion                               CRF       No                                        Yes         No
  36    156 William Street                               CRF       No                                        Yes         No
  38    The Lakes at Thousand Oaks                       CRF       No                                        Yes         No
  39    Simmons Market Place                             CRF       No                                        Yes         No
  43    120 Bloomingdale                                 CRF       No                                        Yes         No
  47    Pageantry West Office Park                       CRF       No                                        Yes         No
  49    Midori & Holcomb Place                           CRF       No                                        Yes         No
 49.01  The Midori                                       CRF       No
 49.02  Holcomb Place                                    CRF       No
  52    Inducon Portfolio                                CRF       No                                        Yes         No
 52.01  410 - 440, 415 & 435 Lawrence Bell Drive         CRF       No
 52.02  60 - 90 Earhart Drive                            CRF       No
 52.03  230 Cumberland Drive                             CRF       No
 52.04  80 - 90 Curtwright Drive                         CRF       No
  55    Pecos Pebble Office Park                         CRF       No                                        Yes         No
  56    Green Valley Technical Plaza                     CRF       No                                        Yes         No

  57    Westwood Estates Manufactured Housing Community  CRF       No                                        Yes         No
  62    Tustin MOB I & II                                CRF       No                                        Yes         No
 62.01  Tustin Medical Building II                       CRF       No
 62.02  Tustin Medical Building I                        CRF       No

                                                         MORTGAGE                        UPFRONT
                                                         LOAN       LOCKBOX  HOLDBACK     ENG.
LOAN #  PROPERTY NAME                                    SELLER    IN-PLACE     AMT      RESERVE
------  -----------------------------------------------  --------  --------  --------  ----------

   4    Louisiana Boardwalk                              CRF       Yes
   7    Chase Manhattan Centre                           CRF       Yes
   8    Younan Portfolio - Dallas                        CRF       Yes

 8.01   Eighty-Eighty Central                            CRF
 8.02   9400 NCX                                         CRF
 8.03   North Central Plaza III                          CRF
  12    Tharaldson Portfolio IIIA                        CRF       Yes                  90,412.50
 12.01  Homewood Suites Willowbrook                      CRF
 12.02  SpringHill Suites Memphis                        CRF
 12.03  Hampton Inn Burnsville                           CRF
 12.04  Holiday Inn Express Oklahoma City                CRF
 12.05  Fairfield Inn by Marriott Plano                  CRF
 12.06  SpringHill Suites Houston                        CRF
 12.07  Fairfield Inn Muncie                             CRF
 12.08  Hampton Inn Stafford                             CRF
 12.09  Fairfield Inn Westchase                          CRF
 12.10  Hampton Inn Willowbrook                          CRF
 12.11  Fairfield Inn Memphis                            CRF
 12.12  Fairfield Inn Joliet North                       CRF
 12.13  Hampton Inn Texas City                           CRF
 12.14  Fairfield Inn Burnsville                         CRF
 12.15  Comfort Inn Sioux City                           CRF
 12.16  Fairfield Inn Texas City                         CRF
  14    EDS Portfolio                                    CRF       Yes
 14.01  Camp Hill                                        CRF
 14.02  Auburn Hills Facilities                          CRF
 14.03  Rancho Cordova                                   CRF
  19    625 Broadway and 909 Prospect                    CRF       Yes
 19.01  Broadway Office Building (Torbati Building)      CRF
 19.02  La Jolla Prospect Plaza                          CRF
  21    Blue Cross Building                              CRF       Yes
  22    Oak Brook International Office Center            CRF       Yes
  25    The Courtyard on Wilshire                        CRF       Yes                 275,000.00
  28    Meidinger Tower                                  CRF       Yes
  31    Browntown and Millburn Plaza Portfolio           CRF       No                  271,725.00
 31.01  Browntown Shopping Center                        CRF
 31.02  Millburn Mall                                    CRF
  34    Perkins Rowe Medical Office Center               CRF       No
  35    Signature Pavilion                               CRF       No
  36    156 William Street                               CRF       Yes
  38    The Lakes at Thousand Oaks                       CRF       Yes
  39    Simmons Market Place                             CRF       Yes
  43    120 Bloomingdale                                 CRF       Yes                  33,110.00
  47    Pageantry West Office Park                       CRF       No
  49    Midori & Holcomb Place                           CRF       Yes
 49.01  The Midori                                       CRF
 49.02  Holcomb Place                                    CRF
  52    Inducon Portfolio                                CRF       No                  283,807.00
 52.01  410 - 440, 415 & 435 Lawrence Bell Drive         CRF
 52.02  60 - 90 Earhart Drive                            CRF
 52.03  230 Cumberland Drive                             CRF
 52.04  80 - 90 Curtwright Drive                         CRF
  55    Pecos Pebble Office Park                         CRF       No
  56    Green Valley Technical Plaza                     CRF       Yes

  57    Westwood Estates Manufactured Housing Community  CRF       No
  62    Tustin MOB I & II                                CRF       Yes
 62.01  Tustin Medical Building II                       CRF
 62.02  Tustin Medical Building I                        CRF

                                                                         UPFRONT       UPFRONT       UPFRONT      UPFRONT
                                                         MORTGAGE         CAPEX         ENVIR.        TI/LC       RE TAX
LOAN #  PROPERTY NAME                                    LOAN SELLER    RESERVES       RESERVE       RESERVE      RESERVE
------  -----------------------------------------------  -----------  ------------  ------------  ------------  ------------

   4    Louisiana Boardwalk                              CRF                                      5,888,110.00    149,359.00

   7    Chase Manhattan Centre                           CRF                                                      128,668.40
   8    Younan Portfolio - Dallas                        CRF          1,000,000.00                1,000,000.00  1,452,218.00
 8.01   Eighty-Eighty Central                            CRF
 8.02   9400 NCX                                         CRF
 8.03   North Central Plaza III                          CRF
  12    Tharaldson Portfolio IIIA                        CRF                                                      568,781.54
 12.01  Homewood Suites Willowbrook                      CRF
 12.02  SpringHill Suites Memphis                        CRF
 12.03  Hampton Inn Burnsville                           CRF
 12.04  Holiday Inn Express Oklahoma City                CRF
 12.05  Fairfield Inn by Marriott Plano                  CRF
 12.06  SpringHill Suites Houston                        CRF
 12.07  Fairfield Inn Muncie                             CRF
 12.08  Hampton Inn Stafford                             CRF
 12.09  Fairfield Inn Westchase                          CRF
 12.10  Hampton Inn Willowbrook                          CRF
 12.11  Fairfield Inn Memphis                            CRF
 12.12  Fairfield Inn Joliet North                       CRF
 12.13  Hampton Inn Texas City                           CRF
 12.14  Fairfield Inn Burnsville                         CRF
 12.15  Comfort Inn Sioux City                           CRF
 12.16  Fairfield Inn Texas City                         CRF
  14    EDS Portfolio                                    CRF
 14.01  Camp Hill                                        CRF
 14.02  Auburn Hills Facilities                          CRF
 14.03  Rancho Cordova                                   CRF
  19    625 Broadway and 909 Prospect                    CRF                                         50,000.00    176,169.00
 19.01  Broadway Office Building (Torbati Building)      CRF
 19.02  La Jolla Prospect Plaza                          CRF
  21    Blue Cross Building                              CRF
  22    Oak Brook International Office Center            CRF
  25    The Courtyard on Wilshire                        CRF            106,000.00                                232,389.60
  28    Meidinger Tower                                  CRF                                                      336,174.30
  31    Browntown and Millburn Plaza Portfolio           CRF                                                      110,216.90
 31.01  Browntown Shopping Center                        CRF
 31.02  Millburn Mall                                    CRF
  34    Perkins Rowe Medical Office Center               CRF                                        600,000.00    132,892.00
  35    Signature Pavilion                               CRF                                                       18,010.00
  36    156 William Street                               CRF                                                      122,570.00
  38    The Lakes at Thousand Oaks                       CRF                                        190,666.68    110,000.00
  39    Simmons Market Place                             CRF                                                       30,664.00
  43    120 Bloomingdale                                 CRF             72,650.00                                216,846.31
  47    Pageantry West Office Park                       CRF                                        799,855.00     22,434.00
  49    Midori & Holcomb Place                           CRF            550,000.00                1,750,000.00    229,321.00
 49.01  The Midori                                       CRF
 49.02  Holcomb Place                                    CRF
  52    Inducon Portfolio                                CRF                                        100,000.00    173,775.00
 52.01  410 - 440, 415 & 435 Lawrence Bell Drive         CRF
 52.02  60 - 90 Earhart Drive                            CRF
 52.03  230 Cumberland Drive                             CRF
 52.04  80 - 90 Curtwright Drive                         CRF
  55    Pecos Pebble Office Park                         CRF                                                       50,533.07
  56    Green Valley Technical Plaza                     CRF                                                      155,616.00
  57    Westwood Estates Manufactured Housing Community  CRF                                                        2,000.00
  62    Tustin MOB I & II                                CRF                                                        3,235.21
 62.01  Tustin Medical Building II                       CRF
 62.02  Tustin Medical Building I                        CRF

                                                                        UPFRONT      UPFRONT
                                                         MORTGAGE      INSURANCE      OTHER
LOAN #  PROPERTY NAME                                    LOAN SELLER    RESERVE      RESERVE
------  -----------------------------------------------  -----------  ----------  ------------

   4    Louisiana Boardwalk                              CRF          121,734.41  1,915,166.00

   7    Chase Manhattan Centre                           CRF          117,872.58
   8    Younan Portfolio - Dallas                        CRF          108,946.00  1,000,000.00
 8.01   Eighty-Eighty Central                            CRF
 8.02   9400 NCX                                         CRF
 8.03   North Central Plaza III                          CRF
  12    Tharaldson Portfolio IIIA                        CRF
 12.01  Homewood Suites Willowbrook                      CRF
 12.02  SpringHill Suites Memphis                        CRF
 12.03  Hampton Inn Burnsville                           CRF
 12.04  Holiday Inn Express Oklahoma City                CRF
 12.05  Fairfield Inn by Marriott Plano                  CRF
 12.06  SpringHill Suites Houston                        CRF
 12.07  Fairfield Inn Muncie                             CRF
 12.08  Hampton Inn Stafford                             CRF
 12.09  Fairfield Inn Westchase                          CRF
 12.10  Hampton Inn Willowbrook                          CRF
 12.11  Fairfield Inn Memphis                            CRF
 12.12  Fairfield Inn Joliet North                       CRF
 12.13  Hampton Inn Texas City                           CRF
 12.14  Fairfield Inn Burnsville                         CRF
 12.15  Comfort Inn Sioux City                           CRF
 12.16  Fairfield Inn Texas City                         CRF
  14    EDS Portfolio                                    CRF
 14.01  Camp Hill                                        CRF
 14.02  Auburn Hills Facilities                          CRF
 14.03  Rancho Cordova                                   CRF
  19    625 Broadway and 909 Prospect                    CRF
 19.01  Broadway Office Building (Torbati Building)      CRF
 19.02  La Jolla Prospect Plaza                          CRF
  21    Blue Cross Building                              CRF
  22    Oak Brook International Office Center            CRF
  25    The Courtyard on Wilshire                        CRF           14,209.00
  28    Meidinger Tower                                  CRF           13,532.93  2,500,000.00
  31    Browntown and Millburn Plaza Portfolio           CRF                        730,000.00
 31.01  Browntown Shopping Center                        CRF
 31.02  Millburn Mall                                    CRF
  34    Perkins Rowe Medical Office Center               CRF           10,021.25
  35    Signature Pavilion                               CRF            5,747.70
  36    156 William Street                               CRF
  38    The Lakes at Thousand Oaks                       CRF           31,083.33  1,561,000.00
  39    Simmons Market Place                             CRF                        375,000.00
  43    120 Bloomingdale                                 CRF
  47    Pageantry West Office Park                       CRF            2,293.00    442,085.00
  49    Midori & Holcomb Place                           CRF           16,777.00    200,000.00
 49.01  The Midori                                       CRF
 49.02  Holcomb Place                                    CRF
  52    Inducon Portfolio                                CRF           34,771.00      5,000.00
 52.01  410 - 440, 415 & 435 Lawrence Bell Drive         CRF
 52.02  60 - 90 Earhart Drive                            CRF
 52.03  230 Cumberland Drive                             CRF
 52.04  80 - 90 Curtwright Drive                         CRF
  55    Pecos Pebble Office Park                         CRF                      5,200,000.00
  56    Green Valley Technical Plaza                     CRF            1,745.51
  57    Westwood Estates Manufactured Housing Community  CRF           18,548.00  1,000,000.00
  62    Tustin MOB I & II                                CRF            4,578.26
 62.01  Tustin Medical Building II                       CRF
 62.02  Tustin Medical Building I                        CRF

                                                         MORTGAGE
LOAN #  PROPERTY NAME                                    LOAN SELLER  UPFRONT OTHER DESCRIPTION
------  -----------------------------------------------  -----------  ----------------------------------------------------------

   4    Louisiana Boardwalk                              CRF          Eddie Bauer Reserve, Not in Occupancy Reserve, Occupancy
                                                                      Reserve, CAM Charge Reserve, Promotional Fee Reserve,
                                                                      Nonconsolidation Opinion Reserve, Percentage Rent Reserve,
                                                                      Carousel Reserve, Free Rent Reserve
   7    Chase Manhattan Centre                           CRF
   8    Younan Portfolio - Dallas                        CRF          Borrower's TILC Account
 8.01   Eighty-Eighty Central                            CRF
 8.02   9400 NCX                                         CRF
 8.03   North Central Plaza III                          CRF
  12    Tharaldson Portfolio IIIA                        CRF
 12.01  Homewood Suites Willowbrook                      CRF
 12.02  SpringHill Suites Memphis                        CRF
 12.03  Hampton Inn Burnsville                           CRF
 12.04  Holiday Inn Express Oklahoma City                CRF
 12.05  Fairfield Inn by Marriott Plano                  CRF
 12.06  SpringHill Suites Houston                        CRF
 12.07  Fairfield Inn Muncie                             CRF
 12.08  Hampton Inn Stafford                             CRF
 12.09  Fairfield Inn Westchase                          CRF
 12.10  Hampton Inn Willowbrook                          CRF
 12.11  Fairfield Inn Memphis                            CRF
 12.12  Fairfield Inn Joliet North                       CRF
 12.13  Hampton Inn Texas City                           CRF
 12.14  Fairfield Inn Burnsville                         CRF
 12.15  Comfort Inn Sioux City                           CRF
 12.16  Fairfield Inn Texas City                         CRF
  14    EDS Portfolio                                    CRF
 14.01  Camp Hill                                        CRF
 14.02  Auburn Hills Facilities                          CRF
 14.03  Rancho Cordova                                   CRF
  19    625 Broadway and 909 Prospect                    CRF
 19.01  Broadway Office Building (Torbati Building)      CRF
 19.02  La Jolla Prospect Plaza                          CRF
  21    Blue Cross Building                              CRF
  22    Oak Brook International Office Center            CRF
  25    The Courtyard on Wilshire                        CRF
  28    Meidinger Tower                                  CRF          Additional Proceeds
  31    Browntown and Millburn Plaza Portfolio           CRF          Earnout Reserve Proceeds
 31.01  Browntown Shopping Center                        CRF
 31.02  Millburn Mall                                    CRF
  34    Perkins Rowe Medical Office Center               CRF
  35    Signature Pavilion                               CRF
  36    156 William Street                               CRF
  38    The Lakes at Thousand Oaks                       CRF          Remeasurement and C4 Reserve
  39    Simmons Market Place                             CRF          Debt Service Reserve
  43    120 Bloomingdale                                 CRF
  47    Pageantry West Office Park                       CRF          Upfront Rental Income
  49    Midori & Holcomb Place                           CRF          Working Capital
 49.01  The Midori                                       CRF
 49.02  Holcomb Place                                    CRF
  52    Inducon Portfolio                                CRF          Slab Assessment Reserve
 52.01  410 - 440, 415 & 435 Lawrence Bell Drive         CRF
 52.02  60 - 90 Earhart Drive                            CRF
 52.03  230 Cumberland Drive                             CRF
 52.04  80 - 90 Curtwright Drive                         CRF
  55    Pecos Pebble Office Park                         CRF          Holdback Reserve
  56    Green Valley Technical Plaza                     CRF
  57    Westwood Estates Manufactured Housing Community  CRF          Holdback Reserve
  62    Tustin MOB I & II                                CRF
 62.01  Tustin Medical Building II                       CRF
 62.02  Tustin Medical Building I                        CRF

                                                                        MONTHLY   MONTHLY   MONTHLY
                                                         MORTGAGE        CAPEX     ENVIR.    TI/LC
LOAN #  PROPERTY NAME                                    LOAN SELLER    RESERVE   RESERVE   RESERVE
------  -----------------------------------------------  -----------  ----------  -------  ---------

   4    Louisiana Boardwalk                              CRF            4,543.54           15,289.00

   7    Chase Manhattan Centre                           CRF            5,516.78           42,295.28
   8    Younan Portfolio - Dallas                        CRF            8,416.00           84,154.00
 8.01   Eighty-Eighty Central                            CRF
 8.02   9400 NCX                                         CRF
 8.03   North Central Plaza III                          CRF
  12    Tharaldson Portfolio IIIA                        CRF           68,427.75
 12.01  Homewood Suites Willowbrook                      CRF
 12.02  SpringHill Suites Memphis                        CRF
 12.03  Hampton Inn Burnsville                           CRF
 12.04  Holiday Inn Express Oklahoma City                CRF
 12.05  Fairfield Inn by Marriott Plano                  CRF
 12.06  SpringHill Suites Houston                        CRF
 12.07  Fairfield Inn Muncie                             CRF
 12.08  Hampton Inn Stafford                             CRF
 12.09  Fairfield Inn Westchase                          CRF
 12.10  Hampton Inn Willowbrook                          CRF
 12.11  Fairfield Inn Memphis                            CRF
 12.12  Fairfield Inn Joliet North                       CRF
 12.13  Hampton Inn Texas City                           CRF
 12.14  Fairfield Inn Burnsville                         CRF
 12.15  Comfort Inn Sioux City                           CRF
 12.16  Fairfield Inn Texas City                         CRF
  14    EDS Portfolio                                    CRF
 14.01  Camp Hill                                        CRF
 14.02  Auburn Hills Facilities                          CRF
 14.03  Rancho Cordova                                   CRF
  19    625 Broadway and 909 Prospect                    CRF
 19.01  Broadway Office Building (Torbati Building)      CRF
 19.02  La Jolla Prospect Plaza                          CRF
  21    Blue Cross Building                              CRF
  22    Oak Brook International Office Center            CRF
  25    The Courtyard on Wilshire                        CRF            2,512.00           37,500.00
  28    Meidinger Tower                                  CRF            2,660.16           16,552.70
  31    Browntown and Millburn Plaza Portfolio           CRF            2,003.38            8,681.29
 31.01  Browntown Shopping Center                        CRF
 31.02  Millburn Mall                                    CRF
  34    Perkins Rowe Medical Office Center               CRF            1,457.72
  35    Signature Pavilion                               CRF            1,103.39            1,324.07
  36    156 William Street                               CRF
  38    The Lakes at Thousand Oaks                       CRF              609.56            4,388.85
  39    Simmons Market Place                             CRF            1,037.00            4,146.00
  43    120 Bloomingdale                                 CRF            2,421.62           17,435.64
  47    Pageantry West Office Park                       CRF                                9,992.00
  49    Midori & Holcomb Place                           CRF
 49.01  The Midori                                       CRF
 49.02  Holcomb Place                                    CRF
  52    Inducon Portfolio                                CRF            6,194.84           18,055.00
 52.01  410 - 440, 415 & 435 Lawrence Bell Drive         CRF
 52.02  60 - 90 Earhart Drive                            CRF
 52.03  230 Cumberland Drive                             CRF
 52.04  80 - 90 Curtwright Drive                         CRF
  55    Pecos Pebble Office Park                         CRF            1,274.00
  56    Green Valley Technical Plaza                     CRF            1,805.00
  57    Westwood Estates Manufactured Housing Community  CRF
  62    Tustin MOB I & II                                CRF              833.04            6,331.09
 62.01  Tustin Medical Building II                       CRF
 62.02  Tustin Medical Building I                        CRF

                                                                        MONTHLY    MONTHLY   MONTHLY
                                                         MORTGAGE       RE TAX    INSURANCE   OTHER
LOAN #  PROPERTY NAME                                    LOAN SELLER    RESERVE    RESERVE   RESERVE
------  -----------------------------------------------  -----------  ----------  ---------  -------

   4    Louisiana Boardwalk                              CRF           47,260.27  17,390.63
   7    Chase Manhattan Centre                           CRF          128,668.41  23,574.51
   8    Younan Portfolio - Dallas                        CRF          181,528.00  10,895.00
 8.01   Eighty-Eighty Central                            CRF
 8.02   9400 NCX                                         CRF
 8.03   North Central Plaza III                          CRF
  12    Tharaldson Portfolio IIIA                        CRF          102,647.30
 12.01  Homewood Suites Willowbrook                      CRF
 12.02  SpringHill Suites Memphis                        CRF
 12.03  Hampton Inn Burnsville                           CRF
 12.04  Holiday Inn Express Oklahoma City                CRF
 12.05  Fairfield Inn by Marriott Plano                  CRF
 12.06  SpringHill Suites Houston                        CRF
 12.07  Fairfield Inn Muncie                             CRF
 12.08  Hampton Inn Stafford                             CRF
 12.09  Fairfield Inn Westchase                          CRF
 12.10  Hampton Inn Willowbrook                          CRF
 12.11  Fairfield Inn Memphis                            CRF
 12.12  Fairfield Inn Joliet North                       CRF
 12.13  Hampton Inn Texas City                           CRF
 12.14  Fairfield Inn Burnsville                         CRF
 12.15  Comfort Inn Sioux City                           CRF
 12.16  Fairfield Inn Texas City                         CRF
  14    EDS Portfolio                                    CRF
 14.01  Camp Hill                                        CRF
 14.02  Auburn Hills Facilities                          CRF
 14.03  Rancho Cordova                                   CRF
  19    625 Broadway and 909 Prospect                    CRF           29,361.00
 19.01  Broadway Office Building (Torbati Building)      CRF
 19.02  La Jolla Prospect Plaza                          CRF
  21    Blue Cross Building                              CRF
  22    Oak Brook International Office Center            CRF
  25    The Courtyard on Wilshire                        CRF           38,699.00   7,105.00
  28    Meidinger Tower                                  CRF           33,617.44   6,766.46
  31    Browntown and Millburn Plaza Portfolio           CRF           35,955.83   1,848.17
 31.01  Browntown Shopping Center                        CRF
 31.02  Millburn Mall                                    CRF
  34    Perkins Rowe Medical Office Center               CRF           12,081.08   3,340.42
  35    Signature Pavilion                               CRF           18,010.00   5,747.70
  36    156 William Street                               CRF           61,285.00   5,354.17
  38    The Lakes at Thousand Oaks                       CRF           16,019.41   7,531.63
  39    Simmons Market Place                             CRF           10,221.00   3,104.00
  43    120 Bloomingdale                                 CRF           58,964.06   4,157.00
  47    Pageantry West Office Park                       CRF           11,217.00   1,147.00
  49    Midori & Holcomb Place                           CRF           25,480.00   2,097.00
 49.01  The Midori                                       CRF
 49.02  Holcomb Place                                    CRF
  52    Inducon Portfolio                                CRF           31,816.32   3,161.00
 52.01  410 - 440, 415 & 435 Lawrence Bell Drive         CRF
 52.02  60 - 90 Earhart Drive                            CRF
 52.03  230 Cumberland Drive                             CRF
 52.04  80 - 90 Curtwright Drive                         CRF
  55    Pecos Pebble Office Park                         CRF           10,107.00
  56    Green Valley Technical Plaza                     CRF           25,935.00   1,745.54
  57    Westwood Estates Manufactured Housing Community  CRF            8,617.69   1,622.95
  62    Tustin MOB I & II                                CRF            3,235.21   1,526.09
 62.01  Tustin Medical Building II                       CRF
 62.02  Tustin Medical Building I                        CRF

                                                         MORTGAGE     OTHER MONTH    TOTAL UNIT OF    GRACE   LOAN
LOAN #  PROPERTY NAME                                    LOAN SELLER  DESCRIPTION  SF/UNITS MEASURE  PERIOD  GROUP
------  -----------------------------------------------  -----------  -----------  ----------------  ------  -----

   4    Louisiana Boardwalk                              CRF                         544,175  SF        0      1
   7    Chase Manhattan Centre                           CRF                         441,341  SF        0      1
   8    Younan Portfolio - Dallas                        CRF                       1,005,787  SF        0      1
 8.01   Eighty-Eighty Central                            CRF                         283,668  SF               1
 8.02   9400 NCX                                         CRF                         372,550  SF               1
 8.03   North Central Plaza III                          CRF                         349,569  SF               1
  12    Tharaldson Portfolio IIIA                        CRF                           1,169  Rooms     0      1
 12.01  Homewood Suites Willowbrook                      CRF                              72  Rooms            1
 12.02  SpringHill Suites Memphis                        CRF                              79  Rooms            1
 12.03  Hampton Inn Burnsville                           CRF                              80  Rooms            1
 12.04  Holiday Inn Express Oklahoma City                CRF                              64  Rooms            1
 12.05  Fairfield Inn by Marriott Plano                  CRF                             100  Rooms            1
 12.06  SpringHill Suites Houston                        CRF                              79  Rooms            1
 12.07  Fairfield Inn Muncie                             CRF                              65  Rooms            1
 12.08  Hampton Inn Stafford                             CRF                              86  Rooms            1
 12.09  Fairfield Inn Westchase                          CRF                              82  Rooms            1
 12.10  Hampton Inn Willowbrook                          CRF                              75  Rooms            1
 12.11  Fairfield Inn Memphis                            CRF                              64  Rooms            1
 12.12  Fairfield Inn Joliet North                       CRF                              63  Rooms            1
 12.13  Hampton Inn Texas City                           CRF                              64  Rooms            1
 12.14  Fairfield Inn Burnsville                         CRF                              63  Rooms            1
 12.15  Comfort Inn Sioux City                           CRF                              69  Rooms            1
 12.16  Fairfield Inn Texas City                         CRF                              64  Rooms            1
  14    EDS Portfolio                                    CRF                         387,842  SF        0      1
 14.01  Camp Hill                                        CRF                         214,150  SF               1
 14.02  Auburn Hills Facilities                          CRF                         105,692  SF               1
 14.03  Rancho Cordova                                   CRF                          68,000  SF               1
  19    625 Broadway and 909 Prospect                    CRF                         223,230  SF        0      1
 19.01  Broadway Office Building (Torbati Building)      CRF                         193,220  SF               1
 19.02  La Jolla Prospect Plaza                          CRF                          30,010  SF               1
  21    Blue Cross Building                              CRF                         517,244  SF        0      1
  22    Oak Brook International Office Center            CRF                         311,470  SF        0      1
  25    The Courtyard on Wilshire                        CRF                          86,192  SF        0      1
  28    Meidinger Tower                                  CRF                         331,054  SF        0      1
  31    Browntown and Millburn Plaza Portfolio           CRF                         159,625  SF        0      1
 31.01  Browntown Shopping Center                        CRF                          91,611  SF               1
 31.02  Millburn Mall                                    CRF                          68,014  SF               1
  34    Perkins Rowe Medical Office Center               CRF                         116,617  SF        0      1
  35    Signature Pavilion                               CRF                         101,211  SF        0      1
  36    156 William Street                               CRF                         205,550  SF        0      1
  38    The Lakes at Thousand Oaks                       CRF                          45,796  SF        0      1
  39    Simmons Market Place                             CRF                          82,898  SF        0      1
  43    120 Bloomingdale                                 CRF                         145,378  SF        0      1
  47    Pageantry West Office Park                       CRF                         105,853  SF        0      1
  49    Midori & Holcomb Place                           CRF                         176,042  SF        0      1
 49.01  The Midori                                       CRF                         103,131  SF               1
 49.02  Holcomb Place                                    CRF                          72,911  SF               1
  52    Inducon Portfolio                                CRF                         365,430  SF        0      1
 52.01  410 - 440, 415 & 435 Lawrence Bell Drive         CRF                         163,952  SF               1
 52.02  60 - 90 Earhart Drive                            CRF                          84,500  SF               1
 52.03  230 Cumberland Drive                             CRF                          70,837  SF               1
 52.04  80 - 90 Curtwright Drive                         CRF                          46,141  SF               1
  55    Pecos Pebble Office Park                         CRF                          76,539  SF        0      1
  56    Green Valley Technical Plaza                     CRF                         108,288  SF        0      1
  57    Westwood Estates Manufactured Housing Community  CRF                             304  Pads      0      1
  62    Tustin MOB I & II                                CRF                          66,862  SF        0      1
 62.01  Tustin Medical Building II                       CRF                          48,669  SF               1
 62.02  Tustin Medical Building I                        CRF                          18,193  SF               1

                                                         MORTGAGE
LOAN #  PROPERTY NAME                                    LOAN SELLER  PROPERTY TYPE  ADDRESS
------  -----------------------------------------------  -----------  -------------  -----------------------------------------

   64   1100 Buckingham Street                           CRF          Industrial     1100 Buckingham Street
   67   Islands Village Shopping Center                  CRF          Retail         1404, 1422, 1430, 1440, 1442, 1500, 1520
                                                                                     and 1560 West Warner Road and 700 and 735
                                                                                     South Islands Drive
   69   Pecanland Commons Shopping Center                CRF          Retail         4209-4299 Pecanland Mall Drive
   70   Wal-Mart - Villa Rica                            CRF          Retail         600 Highway 61
   71   Cosmo Lofts                                      CRF          Multifamily    1617 Cosmo Street
   73   Worthing Place Apartments                        CRF          Multifamily    1100 County Line Road
   79   Paramus - Medical                                CRF          Office         275 Forest Avenue
   86   GroupVI - FCH Medical Bldg                       CRF          Office         1279 Highway 54
   87   Hampton Inn - Florida Mall                       CRF          Hospitality    8601 South Orange Blossom Trail
   89   Cornerstone Center                               CRF          Retail         12601, 12607, 12615 Artesia Boulevard
   91   Blackwell Plaza Shopping Center                  CRF          Retail         2959 Canton Road
   92   Valencia Town Center Plaza                       CRF          Retail         24510 Town Center Drive
   97   Mainplace Merced                                 CRF          Retail         403-439 West Main Street
   99   K-Mart - Bishop, CA                              CRF          Retail         1200 North Main Street
  102   Wendover Ridge Shopping Center                   CRF          Retail         4212 -4216 West Wendover Road
  109   Group VI-Creekside Medical                       CRF          Office         6095 Professional Parkway
  110   Holiday Inn Express Lompoc                       CRF          Hospitality    1417 North H Street
  111   Laurel Inn                                       CRF          Hospitality    444 Presidio Avenue
  113   Carnivale/Project 84                             CRF          Industrial     18227 NE 4th Court
  114   Flamingo Self Storage                            CRF          Self Storage   9960 West Flamingo Road
  116   Laurel Village Shopping Center                   CRF          Retail         3527-3535 California Street
  121   Latina Warehouse                                 CRF          Industrial     2775 Broadway
  130   Galleria Self Storage                            CRF          Self Storage   851 Galleria Boulevard
  131   Osco Plaza                                       CRF          Retail         8940 & 8960 West Bell Road
  132   39-41 North Fullerton Apartments                 CRF          Multifamily    39-41 North Fullerton Avenue
  133   Plaza de las Brisas                              CRF          Retail         9819 - 9889 Foothill Boulevard
  135   Maryland Gardens                                 CRF          Multifamily    4529 West Ocotillo Road
  138   Parkvale Medical Office Building                 CRF          Office         4616 North 51st Avenue
  139   Whispering Woods Apartments                      CRF          Multifamily    4411 Northside Drive
  140   Sundance Self Storage                            CRF          Self Storage   1351 Baseline Road
  143   Moss VI Building                                 CRF          Office         10200 Sepulveda Boulevard
  144   Grayson Corners Shopping Center                  CRF          Retail         600 C.W. Stevens Boulevard
  148   Chimney Lakes Village                            CRF          Retail         8540 Argyle Forest Boulevard
  150   GroupVI - 900 Westpark Drive                     CRF          Office         900 Westpark Drive
  153   Imperial Medical Office Building                 CRF          Office         15651 Imperial Highway
  157   Brighton Lane Shopping Center                    CRF          Retail         11911-41 Southwest Freeway
  161   Mondo Building                                   CRF          Office         501 West Main Street
  162   Glen Arbor Apartments                            CRF          Multifamily    2250 West Glendale Avenue
  163   CVS Pharmacy - Sparta Road                       CRF          Retail         240 Sparta Road
  164   Fitch Building Complex                           CRF          Office         360 - 370 East Avenue
  166   Peachtree Crest Business Center - Building 3760  CRF          Industrial     3760 Peachtree Crest Drive
  167   Stirling Palm Plaza                              CRF          Retail         10201-10261 Stirling Road
  168   South Sherwood Square                            CRF          Retail         5830 South Sherwood Forest Boulevard
  169   47 Louise Street                                 CRF          Industrial     47 Louise Street

                                                         MORTGAGE
LOAN #  PROPERTY NAME                                    LOAN SELLER  CITY               COUNTY  STATE             ZIP CODE
------  -----------------------------------------------  -----------  -----------------  ------  ----------------  --------

   64   1100 Buckingham Street                           CRF          Watertown          CT      Litchfield          06795
   67   Islands Village Shopping Center                  CRF          Gilbert            AZ      Maricopa            85233
   69   Pecanland Commons Shopping Center                CRF          Monroe             LA      Ouachita Parish     71203
   70   Wal-Mart - Villa Rica                            CRF          Villa Rica         GA      Carroll             30180
   71   Cosmo Lofts                                      CRF          Hollywood          CA      Los Angeles         90028
   73   Worthing Place Apartments                        CRF          Kansas City        KS      Wyandotte           66103
   79   Paramus - Medical                                CRF          Paramus            NJ      Bergen              07652
   86   GroupVI - FCH Medical Bldg                       CRF          Fayetteville       GA      Fayette             30214
   87   Hampton Inn - Florida Mall                       CRF          Orlando            FL      Orange              32809
   89   Cornerstone Center                               CRF          Cerritos           CA      Los Angeles         90703
   91   Blackwell Plaza Shopping Center                  CRF          Marietta           GA      Cobb                30066
   92   Valencia Town Center Plaza                       CRF          Valencia           CA      Los Angeles         91355
   97   Mainplace Merced                                 CRF          Merced             CA      Merced              95340
   99   K-Mart - Bishop, CA                              CRF          Bishop             CA      Inyo                93514
  102   Wendover Ridge Shopping Center                   CRF          Greensboro         NC      Guilford            27407
  109   Group VI-Creekside Medical                       CRF          Douglasville       GA      Douglas             30134
  110   Holiday Inn Express Lompoc                       CRF          Lompoc             CA      Santa Barbara       93436
  111   Laurel Inn                                       CRF          San Francisco      CA      San Francisco       94115
  113   Carnivale/Project 84                             CRF          North Miami Beach  FL      Miami-Dade          33162
  114   Flamingo Self Storage                            CRF          Las Vegas          NV      Clark               89147
  116   Laurel Village Shopping Center                   CRF          San Francisco      CA      San Francisco       94118
  121   Latina Warehouse                                 CRF          Cheektowaga        NY      Erie                14227
  130   Galleria Self Storage                            CRF          Roseville          CA      Placer              95678
  131   Osco Plaza                                       CRF          Peoria             AZ      Maricopa            85382
  132   39-41 North Fullerton Apartments                 CRF          Montclair          NJ      Essex               07042
  133   Plaza de las Brisas                              CRF          Rancho Cucamonga   CA      San Bernardino      91730
  135   Maryland Gardens                                 CRF          Glendale           AZ      Maricopa            85301
  138   Parkvale Medical Office Building                 CRF          Phoenix            AZ      Maricopa            85031
  139   Whispering Woods Apartments                      CRF          Macon              GA      Bibb                31210
  140   Sundance Self Storage                            CRF          Roseville          CA      Placer              95747
  143   Moss VI Building                                 CRF          Mission Hills      CA      Los Angeles         91345
  144   Grayson Corners Shopping Center                  CRF          Grayson            KY      Carter              41143
  148   Chimney Lakes Village                            CRF          Jacksonville       FL      Duval               32244
  150   GroupVI - 900 Westpark Drive                     CRF          Peachtree City     GA      Fayette             30269
  153   Imperial Medical Office Building                 CRF          La Mirada          CA      Los Angeles         90638
  157   Brighton Lane Shopping Center                    CRF          Stafford           TX      Fort Bend           77477
  161   Mondo Building                                   CRF          Merced             CA      Merced              95340
  162   Glen Arbor Apartments                            CRF          Phoenix            AZ      Maricopa            85021
  163   CVS Pharmacy - Sparta Road                       CRF          North Wilkesboro   NC      Wilkes              28659
  164   Fitch Building Complex                           CRF          Rochester          NY      Monroe              14604
  166   Peachtree Crest Business Center - Building 3760  CRF          Duluth             GA      Gwinnett            30097
  167   Stirling Palm Plaza                              CRF          Cooper City        FL      Broward             33328
  168   South Sherwood Square                            CRF          Baton Rouge        LA      East Baton Rouge    70816
  169   47 Louise Street                                 CRF          San Rafael         CA      Marin               94901

                                                                        CUTOFF                       IO MONTHLY   IO ANNUAL
                                                         MORTGAGE       BALANCE         ORIGINAL         DEBT        DEBT
LOAN #  PROPERTY NAME                                    LOAN SELLER  (12/1/2005)        BALANCE       SERVICE     SERVICE
------  -----------------------------------------------  -----------  --------------  -------------  ----------  ----------

   64   1100 Buckingham Street                           CRF           12,883,074.84  13,000,000.00
   67   Islands Village Shopping Center                  CRF           11,650,000.00  11,650,000.00   50,593.90  607,126.81
   69   Pecanland Commons Shopping Center                CRF           11,500,000.00  11,500,000.00   53,731.89  644,782.64
   70   Wal-Mart - Villa Rica                            CRF           11,000,000.00  11,000,000.00   47,864.01  574,368.06
   71   Cosmo Lofts                                      CRF           11,000,000.00  11,000,000.00   51,767.48  621,209.72
   73   Worthing Place Apartments                        CRF           10,880,000.00  10,880,000.00   46,974.15  563,689.78
   79   Paramus - Medical                                CRF            9,511,593.40   9,550,000.00
   86   GroupVI - FCH Medical Bldg                       CRF            8,072,422.63   8,100,000.00
   87   Hampton Inn - Florida Mall                       CRF            8,025,204.79   8,050,000.00
   89   Cornerstone Center                               CRF            7,750,000.00   7,750,000.00   34,246.21  410,954.51
   91   Blackwell Plaza Shopping Center                  CRF            7,111,954.23   7,120,000.00
   92   Valencia Town Center Plaza                       CRF            7,075,827.26   7,100,000.00
   97   Mainplace Merced                                 CRF            6,777,447.19   6,800,000.00
   99   K-Mart - Bishop, CA                              CRF            6,627,944.69   6,650,000.00
  102   Wendover Ridge Shopping Center                   CRF            6,400,000.00   6,400,000.00   28,659.26  343,911.11
  109   Group VI-Creekside Medical                       CRF            6,079,809.69   6,100,000.00
  110   Holiday Inn Express Lompoc                       CRF            6,073,012.41   6,100,000.00
  111   Laurel Inn                                       CRF            5,975,897.96   6,000,000.00
  113   Carnivale/Project 84                             CRF            5,600,000.00   5,600,000.00   25,644.63  307,735.56
  114   Flamingo Self Storage                            CRF            5,525,000.00   5,525,000.00   23,153.84  277,846.11
  116   Laurel Village Shopping Center                   CRF            5,400,000.00   5,400,000.00   23,610.94  283,331.25
  121   Latina Warehouse                                 CRF            5,100,000.00   5,100,000.00   25,121.63  301,459.58
  130   Galleria Self Storage                            CRF            4,640,794.47   4,650,000.00
  131   Osco Plaza                                       CRF            4,550,000.00   4,550,000.00   21,028.48  252,341.74
  132   39-41 North Fullerton Apartments                 CRF            4,490,496.66   4,500,000.00
  133   Plaza de las Brisas                              CRF            4,490,384.83   4,500,000.00
  135   Maryland Gardens                                 CRF            4,350,000.00   4,350,000.00   20,251.16  243,013.96
  138   Parkvale Medical Office Building                 CRF            4,250,000.00   4,250,000.00   19,282.90  231,394.79
  139   Whispering Woods Apartments                      CRF            4,200,000.00   4,200,000.00   18,878.61  226,543.33
  140   Sundance Self Storage                            CRF            4,191,630.89   4,200,000.00
  143   Moss VI Building                                 CRF            3,895,467.83   3,900,000.00
  144   Grayson Corners Shopping Center                  CRF            3,886,801.80   3,900,000.00
  148   Chimney Lakes Village                            CRF            3,219,265.74   3,230,000.00
  150   GroupVI - 900 Westpark Drive                     CRF            3,029,937.96   3,040,000.00
  153   Imperial Medical Office Building                 CRF            2,750,000.00   2,750,000.00   11,966.00  143,592.01
  157   Brighton Lane Shopping Center                    CRF            2,437,893.00   2,445,000.00
  161   Mondo Building                                   CRF            2,157,626.85   2,160,000.00
  162   Glen Arbor Apartments                            CRF            2,125,000.00   2,125,000.00    9,246.46  110,957.47
  163   CVS Pharmacy - Sparta Road                       CRF            2,091,203.33   2,100,000.00
  164   Fitch Building Complex                           CRF            2,000,000.00   2,000,000.00    9,953.01  119,436.11
  166   Peachtree Crest Business Center - Building 3760  CRF            1,794,866.09   1,800,000.00
  167   Stirling Palm Plaza                              CRF            1,584,726.64   1,590,000.00
  168   South Sherwood Square                            CRF            1,346,075.90   1,350,000.00
  169   47 Louise Street                                 CRF              299,241.66     300,000.00

                                                                        MONTHLY   ANNUAL P&I               PRIMARY    MASTER
                                                         MORTGAGE      P&I DEBT      DEBT      INTEREST  SERVICING  SERVICING
LOAN #  PROPERTY NAME                                    LOAN SELLER    SERVICE     SERVICE    RATE (%)   FEE RATE   FEE RATE
------  -----------------------------------------------  -----------  ---------  ------------  --------  ---------  ---------

   64   1100 Buckingham Street                           CRF          89,058.63  1,068,703.56    5.4500    0.01000    0.02000
   67   Islands Village Shopping Center                  CRF          63,540.30    762,483.60    5.1400    0.01000    0.02000
   69   Pecanland Commons Shopping Center                CRF          65,512.36    786,148.32    5.5300    0.01000    0.02000
   70   Wal-Mart - Villa Rica                            CRF          60,062.88    720,754.56    5.1500    0.01000    0.02000
   71   Cosmo Lofts                                      CRF          62,940.75    755,289.00    5.5700    0.01000    0.02000
   73   Worthing Place Apartments                        CRF          59,139.81    709,677.72    5.1100    0.01000    0.02000
   79   Paramus - Medical                                CRF          54,764.34    657,172.08    5.5900    0.01000    0.02000
   86   GroupVI - FCH Medical Bldg                       CRF          44,028.72    528,344.64    5.1100    0.01000    0.02000
   87   Hampton Inn - Florida Mall                       CRF          48,382.02    580,584.24    5.2800    0.01000    0.02000
   89   Cornerstone Center                               CRF          42,699.83    512,397.96    5.2300    0.01000    0.02000
   91   Blackwell Plaza Shopping Center                  CRF          39,670.44    476,045.28    5.3300    0.01000    0.02000
   92   Valencia Town Center Plaza                       CRF          38,593.07    463,116.84    5.1100    0.01000    0.02000
   97   Mainplace Merced                                 CRF          37,507.75    450,093.00    5.2400    0.01000    0.02000
   99   K-Mart - Bishop, CA                              CRF          36,680.37    440,164.44    5.2400    0.01000    0.02000
  102   Wendover Ridge Shopping Center                   CRF          35,539.50    426,474.00    5.3000    0.01000    0.02000
  109   Group VI-Creekside Medical                       CRF          33,684.43    404,213.16    5.2500    0.01000    0.02000
  110   Holiday Inn Express Lompoc                       CRF          38,044.43    456,533.16    5.6600    0.01000    0.02000
  111   Laurel Inn                                       CRF          37,190.86    446,290.32    5.7750    0.01000    0.02000
  113   Carnivale/Project 84                             CRF          31,515.67    378,188.04    5.4200    0.01000    0.02000
  114   Flamingo Self Storage                            CRF          29,524.48    354,293.76    4.9600    0.01000    0.02000
  116   Laurel Village Shopping Center                   CRF          29,568.65    354,823.80    5.1750    0.01000    0.02000
  121   Latina Warehouse                                 CRF          33,594.83    403,137.96    5.8300    0.01000    0.02000
  130   Galleria Self Storage                            CRF          26,812.08    321,744.96    5.6400    0.01000    0.02000
  131   Osco Plaza                                       CRF          25,748.82    308,985.84    5.4700    0.01000    0.02000
  132   39-41 North Fullerton Apartments                 CRF          25,100.61    301,207.32    5.3400    0.01000    0.02000
  133   Plaza de las Brisas                              CRF          24,946.81    299,361.72    5.2850    0.01000    0.02000
  135   Maryland Gardens                                 CRF          24,726.12    296,713.44    5.5100    0.01000    0.02000
  138   Parkvale Medical Office Building                 CRF          23,785.53    285,426.36    5.3700    0.01000    0.02000
  139   Whispering Woods Apartments                      CRF          23,374.99    280,499.88    5.3200    0.01000    0.02000
  140   Sundance Self Storage                            CRF          24,137.81    289,653.72    5.6100    0.01000    0.02000
  143   Moss VI Building                                 CRF          21,367.17    256,406.04    5.1800    0.01000    0.02000
  144   Grayson Corners Shopping Center                  CRF          21,271.00    255,252.00    5.1400    0.01000    0.02000
  148   Chimney Lakes Village                            CRF          17,796.19    213,554.28    5.2300    0.01000    0.02000
  150   GroupVI - 900 Westpark Drive                     CRF          16,786.99    201,443.88    5.2500    0.01000    0.02000
  153   Imperial Medical Office Building                 CRF          15,015.72    180,188.64    5.1500    0.01000    0.02000
  157   Brighton Lane Shopping Center                    CRF          14,470.91    173,650.92    5.8800    0.01000    0.02000
  161   Mondo Building                                   CRF          12,237.15    146,845.80    5.4800    0.01000    0.02000
  162   Glen Arbor Apartments                            CRF          11,603.06    139,236.72    5.1500    0.01000    0.02000
  163   CVS Pharmacy - Sparta Road                       CRF          11,961.49    143,537.88    5.1100    0.01000    0.02000
  164   Fitch Building Complex                           CRF          12,751.88    153,022.56    5.8900    0.01000    0.02000
  166   Peachtree Crest Business Center - Building 3760  CRF          10,757.22    129,086.64    5.9700    0.01000    0.02000
  167   Stirling Palm Plaza                              CRF           8,770.19    105,242.28    5.2400    0.01000    0.02000
  168   South Sherwood Square                            CRF           7,990.07     95,880.84    5.8800    0.01000    0.02000
  169   47 Louise Street                                 CRF           2,012.52     24,150.24    6.4300    0.01000    0.02000

                                                                                                  NET
                                                         MORTGAGE  TRUSTEE &  BROKER           MORTGAGE
                                                         LOAN        PAYING    STRIP   ADMIN.  INTEREST   ACCRUAL
LOAN #  PROPERTY NAME                                    SELLER    AGENT FEE   RATE     FEE      RATE       TYPE     TERM
------  -----------------------------------------------  --------  ---------  ------  -------  --------  ----------  ----

   64   1100 Buckingham Street                           CRF        0.00060           0.03060   5.41940  Actual/360   120
   67   Islands Village Shopping Center                  CRF        0.00060           0.03060   5.10940  Actual/360   120
   69   Pecanland Commons Shopping Center                CRF        0.00060           0.03060   5.49940  Actual/360    84
   70   Wal-Mart - Villa Rica                            CRF        0.00060           0.03060   5.11940  Actual/360   120
   71   Cosmo Lofts                                      CRF        0.00060           0.03060   5.53940  Actual/360   120
   73   Worthing Place Apartments                        CRF        0.00060           0.03060   5.07940  Actual/360   120
   79   Paramus - Medical                                CRF        0.00060           0.03060   5.55940  Actual/360   120
   86   GroupVI - FCH Medical Bldg                       CRF        0.00060           0.03060   5.07940  Actual/360   120
   87   Hampton Inn - Florida Mall                       CRF        0.00060           0.03060   5.24940  Actual/360   120
   89   Cornerstone Center                               CRF        0.00060           0.03060   5.19940  Actual/360   120
   91   Blackwell Plaza Shopping Center                  CRF        0.00060           0.09060   5.23940  Actual/360   120
   92   Valencia Town Center Plaza                       CRF        0.00060           0.03060   5.07940  Actual/360   120
   97   Mainplace Merced                                 CRF        0.00060           0.03060   5.20940  Actual/360   120
   99   K-Mart - Bishop, CA                              CRF        0.00060           0.03060   5.20940  Actual/360   120
  102   Wendover Ridge Shopping Center                   CRF        0.00060           0.03060   5.26940  Actual/360   120
  109   Group VI-Creekside Medical                       CRF        0.00060           0.03060   5.21940  Actual/360   120
  110   Holiday Inn Express Lompoc                       CRF        0.00060           0.03060   5.62940  Actual/360   120
  111   Laurel Inn                                       CRF        0.00060           0.03060   5.74440  Actual/360   120
  113   Carnivale/Project 84                             CRF        0.00060           0.03060   5.38940  Actual/360   120
  114   Flamingo Self Storage                            CRF        0.00060           0.03060   4.92940  Actual/360   120
  116   Laurel Village Shopping Center                   CRF        0.00060           0.03060   5.14440  Actual/360   120
  121   Latina Warehouse                                 CRF        0.00060           0.03060   5.79940  Actual/360   120
  130   Galleria Self Storage                            CRF        0.00060           0.03060   5.60940  Actual/360    60
  131   Osco Plaza                                       CRF        0.00060           0.03060   5.43940  Actual/360   120
  132   39-41 North Fullerton Apartments                 CRF        0.00060           0.03060   5.30940  Actual/360   120
  133   Plaza de las Brisas                              CRF        0.00060           0.03060   5.25440  Actual/360   120
  135   Maryland Gardens                                 CRF        0.00060           0.03060   5.47940  Actual/360   120
  138   Parkvale Medical Office Building                 CRF        0.00060           0.03060   5.33940  Actual/360   120
  139   Whispering Woods Apartments                      CRF        0.00060           0.03060   5.28940  Actual/360   120
  140   Sundance Self Storage                            CRF        0.00060           0.03060   5.57940  Actual/360    60
  143   Moss VI Building                                 CRF        0.00060           0.03060   5.14940  Actual/360   120
  144   Grayson Corners Shopping Center                  CRF        0.00060           0.03060   5.10940  Actual/360    84
  148   Chimney Lakes Village                            CRF        0.00060           0.03060   5.19940  Actual/360   120
  150   GroupVI - 900 Westpark Drive                     CRF        0.00060           0.03060   5.21940  Actual/360   120
  153   Imperial Medical Office Building                 CRF        0.00060           0.03060   5.11940  Actual/360   120
  157   Brighton Lane Shopping Center                    CRF        0.00060           0.03060   5.84940  Actual/360   120
  161   Mondo Building                                   CRF        0.00060           0.03060   5.44940  Actual/360   120
  162   Glen Arbor Apartments                            CRF        0.00060           0.03060   5.11940  Actual/360   120
  163   CVS Pharmacy - Sparta Road                       CRF        0.00060           0.03060   5.07940  Actual/360   120
  164   Fitch Building Complex                           CRF        0.00060           0.03060   5.85940  Actual/360   120
  166   Peachtree Crest Business Center - Building 3760  CRF        0.00060           0.03060   5.93940  Actual/360   120
  167   Stirling Palm Plaza                              CRF        0.00060           0.03060   5.20940  Actual/360   120
  168   South Sherwood Square                            CRF        0.00060           0.03060   5.84940  Actual/360   120
  169   47 Louise Street                                 CRF        0.00060           0.03060   6.39940  Actual/360   120

                                                         MORTGAGE                                REMAINING
                                                         LOAN      REMAINING   MATURITY/  AMORT    AMORT
LOAN #  PROPERTY NAME                                    SELLER       TERM     ARD DATE    TERM     TERM      TITLE TYPE   ARD (Y/N)
------  -----------------------------------------------  --------  ---------  ----------  -----  ---------  -------------  ---------

   64   1100 Buckingham Street                           CRF          116       8/8/2015   240      236     Fee            No
   67   Islands Village Shopping Center                  CRF          117       9/8/2015   360      360     Fee            No
   69   Pecanland Commons Shopping Center                CRF           82      10/8/2012   360      360     Fee            Yes
   70   Wal-Mart - Villa Rica                            CRF          117       9/8/2015   360      360     Fee            No
   71   Cosmo Lofts                                      CRF          118      10/8/2015   360      360     Fee            No
   73   Worthing Place Apartments                        CRF          118      10/8/2015   360      360     Fee            No
   79   Paramus - Medical                                CRF          116       8/8/2015   360      356     Fee            No
   86   GroupVI - FCH Medical Bldg                       CRF          117       9/8/2015   360      357     Leasehold      No
   87   Hampton Inn - Florida Mall                       CRF          118      10/8/2015   300      298     Fee            No
   89   Cornerstone Center                               CRF          117       9/8/2015   360      360     Fee            No
   91   Blackwell Plaza Shopping Center                  CRF          119      11/8/2015   360      359     Fee            No
   92   Valencia Town Center Plaza                       CRF          117       9/8/2015   360      357     Fee            No
   97   Mainplace Merced                                 CRF          117       9/8/2015   360      357     Fee            No
   99   K-Mart - Bishop, CA                              CRF          117       9/8/2015   360      357     Fee            Yes
  102   Wendover Ridge Shopping Center                   CRF          119      11/8/2015   360      360     Fee            No
  109   Group VI-Creekside Medical                       CRF          117       9/8/2015   360      357     Leasehold      No
  110   Holiday Inn Express Lompoc                       CRF          117       9/8/2015   300      297     Fee            No
  111   Laurel Inn                                       CRF          117       9/8/2015   312      309     Fee            No
  113   Carnivale/Project 84                             CRF          118      10/8/2015   360      360     Fee            No
  114   Flamingo Self Storage                            CRF          116       8/8/2015   360      360     Fee            No
  116   Laurel Village Shopping Center                   CRF          118      10/8/2015   360      360     Fee            No
  121   Latina Warehouse                                 CRF          118      10/8/2015   276      276     Fee            No
  130   Galleria Self Storage                            CRF           58      10/8/2010   360      358     Fee            No
  131   Osco Plaza                                       CRF          117       9/8/2015   360      360     Fee            No
  132   39-41 North Fullerton Apartments                 CRF          118      10/8/2015   360      358     Fee/Leasehold  No
  133   Plaza de las Brisas                              CRF          118      10/8/2015   360      358     Fee            No
  135   Maryland Gardens                                 CRF          117       9/8/2015   360      360     Fee            No
  138   Parkvale Medical Office Building                 CRF          118      10/8/2015   360      360     Fee            No
  139   Whispering Woods Apartments                      CRF          116       8/8/2015   360      360     Fee            No
  140   Sundance Self Storage                            CRF           58      10/8/2010   360      358     Fee            No
  143   Moss VI Building                                 CRF          119      11/8/2015   360      359     Fee            No
  144   Grayson Corners Shopping Center                  CRF           81       9/8/2012   360      357     Fee            Yes
  148   Chimney Lakes Village                            CRF          117       9/8/2015   360      357     Fee            No
  150   GroupVI - 900 Westpark Drive                     CRF          117       9/8/2015   360      357     Leasehold      No
  153   Imperial Medical Office Building                 CRF          116       8/8/2015   360      360     Fee            No
  157   Brighton Lane Shopping Center                    CRF          117       9/8/2015   360      357     Fee            No
  161   Mondo Building                                   CRF          119      11/8/2015   360      359     Fee            Yes
  162   Glen Arbor Apartments                            CRF          116       8/8/2015   360      360     Fee            No
  163   CVS Pharmacy - Sparta Road                       CRF          117       9/8/2015   324      321     Fee            Yes
  164   Fitch Building Complex                           CRF          118      10/8/2015   300      300     Fee            No
  166   Peachtree Crest Business Center - Building 3760  CRF          117       9/8/2015   360      357     Fee            No
  167   Stirling Palm Plaza                              CRF          117       9/8/2015   360      357     Fee            No
  168   South Sherwood Square                            CRF          117       9/8/2015   360      357     Fee            No
  169   47 Louise Street                                 CRF          118      10/8/2015   300      298     Fee            No

                                                         MORTGAGE
                                                         LOAN
LOAN #  PROPERTY NAME                                    SELLER                         ARD STEP UP (%)
------  -----------------------------------------------  --------  ---------------------------------------------------------

   64   1100 Buckingham Street                           CRF
   67   Islands Village Shopping Center                  CRF
   69   Pecanland Commons Shopping Center                CRF       Greater of: (i) Initial Interest Rate plus 2% or (ii) 7yr
                                                                   Treasury Rate plus 3.34%
   70   Wal-Mart - Villa Rica                            CRF
   71   Cosmo Lofts                                      CRF
   73   Worthing Place Apartments                        CRF
   79   Paramus - Medical                                CRF
   86   GroupVI - FCH Medical Bldg                       CRF
   87   Hampton Inn - Florida Mall                       CRF
   89   Cornerstone Center                               CRF
   91   Blackwell Plaza Shopping Center                  CRF
   92   Valencia Town Center Plaza                       CRF
   97   Mainplace Merced                                 CRF
   99   K-Mart - Bishop, CA                              CRF       Greater of: (i) Initial Interest Rate plus 5% or (ii)
                                                                   10yr Treasury Rate plus 6.30%.
  102   Wendover Ridge Shopping Center                   CRF
  109   Group VI-Creekside Medical                       CRF
  110   Holiday Inn Express Lompoc                       CRF
  111   Laurel Inn                                       CRF
  113   Carnivale/Project 84                             CRF
  114   Flamingo Self Storage                            CRF
  116   Laurel Village Shopping Center                   CRF
  121   Latina Warehouse                                 CRF
  130   Galleria Self Storage                            CRF
  131   Osco Plaza                                       CRF
  132   39-41 North Fullerton Apartments                 CRF
  133   Plaza de las Brisas                              CRF
  135   Maryland Gardens                                 CRF
  138   Parkvale Medical Office Building                 CRF
  139   Whispering Woods Apartments                      CRF
  140   Sundance Self Storage                            CRF
  143   Moss VI Building                                 CRF
  144   Grayson Corners Shopping Center                  CRF       Greater of: (i) Initial Interest Rate plus 5% or (ii) 7yr
                                                                   Treasury Rate plus 6.35%
  148   Chimney Lakes Village                            CRF
  150   GroupVI - 900 Westpark Drive                     CRF
  153   Imperial Medical Office Building                 CRF
  157   Brighton Lane Shopping Center                    CRF
  161   Mondo Building                                   CRF       Greater of: (i) Initial Interest Rate plus 5% or (ii)
                                                                   10yr Treasury Rate plus 6.30%
  162   Glen Arbor Apartments                            CRF
  163   CVS Pharmacy - Sparta Road                       CRF       Greater of: (i) Initial Interest Rate plus 5% or (ii)
                                                                   10yr Treasury Rate plus 6.18%
  164   Fitch Building Complex                           CRF
  166   Peachtree Crest Business Center - Building 3760  CRF
  167   Stirling Palm Plaza                              CRF
  168   South Sherwood Square                            CRF
  169   47 Louise Street                                 CRF

                                                         MORTGAGE                   ENVIRONMENTAL
                                                         LOAN        ENVIRONMENTAL    INSURANCE      CROSS-       CROSS-
LOAN #  PROPERTY NAME                                    SELLER       REPORT TYPE       (Y/N)      DEFAULTED  COLLATERALIZED
------  -----------------------------------------------  --------    -------------  -------------  ---------  --------------

   64   1100 Buckingham Street                           CRF            5/19/2005   No
   67   Islands Village Shopping Center                  CRF             8/8/2005   No
   69   Pecanland Commons Shopping Center                CRF            7/26/2005   No

   70   Wal-Mart - Villa Rica                            CRF            7/13/2005   No
   71   Cosmo Lofts                                      CRF            6/10/2005   No
   73   Worthing Place Apartments                        CRF           10/12/2005   No
   79   Paramus - Medical                                CRF            6/10/2005   No
   86   GroupVI - FCH Medical Bldg                       CRF             9/1/2005   No
   87   Hampton Inn - Florida Mall                       CRF            7/26/2005   No
   89   Cornerstone Center                               CRF            7/19/2005   No
   91   Blackwell Plaza Shopping Center                  CRF            9/21/2005   No
   92   Valencia Town Center Plaza                       CRF             7/8/2005   No
   97   Mainplace Merced                                 CRF             8/1/2005   No
   99   K-Mart - Bishop, CA                              CRF            7/13/2005   No

  102   Wendover Ridge Shopping Center                   CRF            8/25/2005   No
  109   Group VI-Creekside Medical                       CRF            6/24/2005   No
  110   Holiday Inn Express Lompoc                       CRF            6/29/2005   No
  111   Laurel Inn                                       CRF            7/15/2005   No
  113   Carnivale/Project 84                             CRF             8/1/2005   No
  114   Flamingo Self Storage                            CRF            7/29/2005   No
  116   Laurel Village Shopping Center                   CRF            8/25/2005   No
  121   Latina Warehouse                                 CRF            7/29/2005   No
  130   Galleria Self Storage                            CRF            6/27/2005   No
  131   Osco Plaza                                       CRF            7/13/2005   No
  132   39-41 North Fullerton Apartments                 CRF            9/16/2005   No
  133   Plaza de las Brisas                              CRF            8/12/2005   No
  135   Maryland Gardens                                 CRF            7/27/2005   No
  138   Parkvale Medical Office Building                 CRF             9/8/2005   No
  139   Whispering Woods Apartments                      CRF             7/1/2005   No
  140   Sundance Self Storage                            CRF            6/27/2005   No
  143   Moss VI Building                                 CRF           10/21/2005   No
  144   Grayson Corners Shopping Center                  CRF           10/25/2005   No

  148   Chimney Lakes Village                            CRF             7/5/2005   No
  150   GroupVI - 900 Westpark Drive                     CRF             9/1/2005   No
  153   Imperial Medical Office Building                 CRF            6/27/2005   No
  157   Brighton Lane Shopping Center                    CRF            7/12/2005   No
  161   Mondo Building                                   CRF            7/22/2005   No

  162   Glen Arbor Apartments                            CRF            6/14/2005   No
  163   CVS Pharmacy - Sparta Road                       CRF            7/12/2005   No

  164   Fitch Building Complex                           CRF            9/23/2005   No
  166   Peachtree Crest Business Center - Building 3760  CRF             7/8/2005   No
  167   Stirling Palm Plaza                              CRF            7/27/2005   No
  168   South Sherwood Square                            CRF            5/10/2005   No
  169   47 Louise Street                                 CRF            8/12/2005   No

                                                         MORTGAGE                                               UPFRONT
                                                         LOAN      DEFEASANCE  LETTER OF   LOCKBOX  HOLDBACK     ENG.
LOAN #  PROPERTY NAME                                    SELLER      ALLOWED     CREDIT   IN-PLACE     AMT      RESERVE
------  -----------------------------------------------  --------  ----------  ---------  --------  --------  ----------

   64   1100 Buckingham Street                           CRF       Yes             No     Yes
   67   Islands Village Shopping Center                  CRF       Yes             No     Yes
   69   Pecanland Commons Shopping Center                CRF       Yes             No     Yes

   70   Wal-Mart - Villa Rica                            CRF       Yes             No     Yes
   71   Cosmo Lofts                                      CRF       Yes             No     No
   73   Worthing Place Apartments                        CRF       Yes             No     No                    1,875.00
   79   Paramus - Medical                                CRF       Yes             No     Yes                  87,500.00
   86   GroupVI - FCH Medical Bldg                       CRF       Yes             No     No
   87   Hampton Inn - Florida Mall                       CRF       Yes             No     No
   89   Cornerstone Center                               CRF       Yes             No     No
   91   Blackwell Plaza Shopping Center                  CRF       Yes             No     No                   97,156.13
   92   Valencia Town Center Plaza                       CRF       Yes             No     No
   97   Mainplace Merced                                 CRF       Yes             No     Yes
   99   K-Mart - Bishop, CA                              CRF       Yes             No     Yes

  102   Wendover Ridge Shopping Center                   CRF       Yes             No     Yes
  109   Group VI-Creekside Medical                       CRF       Yes             No     No
  110   Holiday Inn Express Lompoc                       CRF       Yes             No     Yes
  111   Laurel Inn                                       CRF       Yes             No     Yes
  113   Carnivale/Project 84                             CRF       Yes             No     No
  114   Flamingo Self Storage                            CRF       Yes             No     No
  116   Laurel Village Shopping Center                   CRF       Yes             No     No
  121   Latina Warehouse                                 CRF       Yes             No     No                  265,750.00
  130   Galleria Self Storage                            CRF       Yes             No     Yes                     938.00
  131   Osco Plaza                                       CRF       Yes             No     No                    3,900.00
  132   39-41 North Fullerton Apartments                 CRF       Yes             No     No                   28,344.00
  133   Plaza de las Brisas                              CRF       Yes             No     No                   66,500.00
  135   Maryland Gardens                                 CRF       Yes             No     No                   44,210.00
  138   Parkvale Medical Office Building                 CRF       Yes             No     Yes
  139   Whispering Woods Apartments                      CRF       Yes             No     No
  140   Sundance Self Storage                            CRF       Yes             No     Yes                   4,688.00
  143   Moss VI Building                                 CRF       Yes             No     No
  144   Grayson Corners Shopping Center                  CRF       Yes             No     Yes

  148   Chimney Lakes Village                            CRF       Yes             No     No
  150   GroupVI - 900 Westpark Drive                     CRF       Yes             No     No
  153   Imperial Medical Office Building                 CRF       Yes             No     Yes
  157   Brighton Lane Shopping Center                    CRF       Yes             No     No
  161   Mondo Building                                   CRF       Yes             No     Yes

  162   Glen Arbor Apartments                            CRF       Yes             No     No
  163   CVS Pharmacy - Sparta Road                       CRF       Yes             No     Yes

  164   Fitch Building Complex                           CRF       Yes             No     No
  166   Peachtree Crest Business Center - Building 3760  CRF       Yes             No     No
  167   Stirling Palm Plaza                              CRF       Yes             No     No
  168   South Sherwood Square                            CRF       Yes             No     No
  169   47 Louise Street                                 CRF       Yes             No     No

                                                         MORTGAGE    UPFRONT   UPFRONT    UPFRONT     UPFRONT    UPFRONT
                                                         LOAN         CAPEX     ENVIR.     TI/LC      RE TAX    INSURANCE
LOAN #  PROPERTY NAME                                    SELLER     RESERVES   RESERVE    RESERVE     RESERVE    RESERVE
------  -----------------------------------------------  --------  ----------  -------  ----------  ----------  ---------

   64   1100 Buckingham Street                           CRF       116,250.00                        27,287.00
   67   Islands Village Shopping Center                  CRF        16,000.00                        77,250.00   4,519.00
   69   Pecanland Commons Shopping Center                CRF        14,754.00           135,650.00  120,228.49  22,866.43
   70   Wal-Mart - Villa Rica                            CRF
   71   Cosmo Lofts                                      CRF                                         62,743.21  13,956.86
   73   Worthing Place Apartments                        CRF       300,000.00                       130,764.00  73,748.70
   79   Paramus - Medical                                CRF                            150,000.00   32,930.96  12,797.60
   86   GroupVI - FCH Medical Bldg                       CRF                                         86,632.50
   87   Hampton Inn - Florida Mall                       CRF       300,000.00                        32,263.75
   89   Cornerstone Center                               CRF                                         35,964.35   5,112.00
   91   Blackwell Plaza Shopping Center                  CRF                                         10,560.00   5,194.75
   92   Valencia Town Center Plaza                       CRF
   97   Mainplace Merced                                 CRF                                          5,778.83   1,135.08
   99   K-Mart - Bishop, CA                              CRF                                                       254.04
  102   Wendover Ridge Shopping Center                   CRF                                                     1,580.00
  109   Group VI-Creekside Medical                       CRF                                         66,982.62
  110   Holiday Inn Express Lompoc                       CRF                                         21,549.06   1,708.96
  111   Laurel Inn                                       CRF                                         55,695.43   5,111.64
  113   Carnivale/Project 84                             CRF                                         55,238.21  10,962.00
  114   Flamingo Self Storage                            CRF                                         15,870.00   1,451.00
  116   Laurel Village Shopping Center                   CRF                                         51,480.00
  121   Latina Warehouse                                 CRF                                        116,328.50  67,938.00
  130   Galleria Self Storage                            CRF                                          3,486.87   1,270.15
  131   Osco Plaza                                       CRF                                         29,166.67
  132   39-41 North Fullerton Apartments                 CRF                                                     6,632.33
  133   Plaza de las Brisas                              CRF                                          4,384.40   8,773.54
  135   Maryland Gardens                                 CRF                                         28,127.41  15,318.67
  138   Parkvale Medical Office Building                 CRF                                                       487.67
  139   Whispering Woods Apartments                      CRF         4,360.00                        28,407.00
  140   Sundance Self Storage                            CRF                                         35,260.41
  143   Moss VI Building                                 CRF                                         15,234.00   2,141.00
  144   Grayson Corners Shopping Center                  CRF                            160,000.00    2,111.07   2,457.75
  148   Chimney Lakes Village                            CRF                                         30,632.25   1,359.00
  150   GroupVI - 900 Westpark Drive                     CRF                                         42,692.99
  153   Imperial Medical Office Building                 CRF                                         13,094.30   3,403.05
  157   Brighton Lane Shopping Center                    CRF                                         37,734.88   1,062.08
  161   Mondo Building                                   CRF                             25,000.00    3,802.84   2,468.34
  162   Glen Arbor Apartments                            CRF                                          8,841.22
  163   CVS Pharmacy - Sparta Road                       CRF
  164   Fitch Building Complex                           CRF       200,000.00                        16,253.75   1,410.79
  166   Peachtree Crest Business Center - Building 3760  CRF           937.50           300,000.00    4,170.57     255.42
  167   Stirling Palm Plaza                              CRF                                         12,416.60     895.08
  168   South Sherwood Square                            CRF                                          9,676.08     839.65
  169   47 Louise Street                                 CRF                                          5,581.34   2,549.84

                                                         MORTGAGE    UPFRONT
                                                         LOAN         OTHER
LOAN #  PROPERTY NAME                                    SELLER      RESERVE     UPFRONT OTHER DESCRIPTION
------  -----------------------------------------------  --------  ------------  ------------------------------------------------

   64   1100 Buckingham Street                           CRF
   67   Islands Village Shopping Center                  CRF       2,225,000.00  Goodwill space
   69   Pecanland Commons Shopping Center                CRF
   70   Wal-Mart - Villa Rica                            CRF
   71   Cosmo Lofts                                      CRF       5,056,460.00  Holdback Reserve, Debt Service Reserve - 6months
   73   Worthing Place Apartments                        CRF
   79   Paramus - Medical                                CRF          66,000.00  Holdback Reserve
   86   GroupVI - FCH Medical Bldg                       CRF
   87   Hampton Inn - Florida Mall                       CRF         125,000.00  Holdback Reserve
   89   Cornerstone Center                               CRF
   91   Blackwell Plaza Shopping Center                  CRF         350,000.00  Holdback Reserve
   92   Valencia Town Center Plaza                       CRF
   97   Mainplace Merced                                 CRF         368,000.00  Lease Holdback Reserve, Debt Service Reserve
   99   K-Mart - Bishop, CA                              CRF
  102   Wendover Ridge Shopping Center                   CRF
  109   Group VI-Creekside Medical                       CRF
  110   Holiday Inn Express Lompoc                       CRF         660,000.00  Property Improvement Plan
  111   Laurel Inn                                       CRF
  113   Carnivale/Project 84                             CRF
  114   Flamingo Self Storage                            CRF
  116   Laurel Village Shopping Center                   CRF
  121   Latina Warehouse                                 CRF          15,000.00  L&O Insurance Escrow
  130   Galleria Self Storage                            CRF
  131   Osco Plaza                                       CRF
  132   39-41 North Fullerton Apartments                 CRF
  133   Plaza de las Brisas                              CRF
  135   Maryland Gardens                                 CRF
  138   Parkvale Medical Office Building                 CRF
  139   Whispering Woods Apartments                      CRF
  140   Sundance Self Storage                            CRF
  143   Moss VI Building                                 CRF
  144   Grayson Corners Shopping Center                  CRF
  148   Chimney Lakes Village                            CRF
  150   GroupVI - 900 Westpark Drive                     CRF
  153   Imperial Medical Office Building                 CRF
  157   Brighton Lane Shopping Center                    CRF
  161   Mondo Building                                   CRF           7,443.00  Verizon Reserve
  162   Glen Arbor Apartments                            CRF
  163   CVS Pharmacy - Sparta Road                       CRF
  164   Fitch Building Complex                           CRF
  166   Peachtree Crest Business Center - Building 3760  CRF
  167   Stirling Palm Plaza                              CRF          66,000.00  Vicky Bakery Reserve
  168   South Sherwood Square                            CRF          14,997.00  Judgement Lien Reserve
  169   47 Louise Street                                 CRF

                                                         MORTGAGE     MONTHLY  MONTHLY   MONTHLY
                                                         LOAN          CAPEX    ENVIR.     TI/LC
LOAN #  PROPERTY NAME                                    SELLER       RESERVE  RESERVE   RESERVE
------  -----------------------------------------------  --------    --------  -------  --------

   64   1100 Buckingham Street                           CRF         4,028.21
   67   Islands Village Shopping Center                  CRF         1,291.00           5,508.00
   69   Pecanland Commons Shopping Center                CRF                            8,333.00
   70   Wal-Mart - Villa Rica                            CRF         1,900.00
   71   Cosmo Lofts                                      CRF         1,200.00
   73   Worthing Place Apartments                        CRF         7,750.00
   79   Paramus - Medical                                CRF           773.17           4,653.67
   86   GroupVI - FCH Medical Bldg                       CRF           775.20
   87   Hampton Inn - Florida Mall                       CRF         9,174.00
   89   Cornerstone Center                               CRF           502.73
   91   Blackwell Plaza Shopping Center                  CRF         2,158.16           2,500.00
   92   Valencia Town Center Plaza                       CRF           218.30
   97   Mainplace Merced                                 CRF           165.58             938.26
   99   K-Mart - Bishop, CA                              CRF         1,316.33
  102   Wendover Ridge Shopping Center                   CRF           517.33           2,241.80
  109   Group VI-Creekside Medical                       CRF           750.00
  110   Holiday Inn Express Lompoc                       CRF         8,304.37
  111   Laurel Inn                                       CRF         9,078.09
  113   Carnivale/Project 84                             CRF           934.61           2,429.98
  114   Flamingo Self Storage                            CRF
  116   Laurel Village Shopping Center                   CRF           152.93             955.83
  121   Latina Warehouse                                 CRF         3,382.29           2,818.58
  130   Galleria Self Storage                            CRF         1,134.17
  131   Osco Plaza                                       CRF           359.20             538.80
  132   39-41 North Fullerton Apartments                 CRF         1,467.46
  133   Plaza de las Brisas                              CRF
  135   Maryland Gardens                                 CRF         2,600.00
  138   Parkvale Medical Office Building                 CRF           699.27           3,985.82
  139   Whispering Woods Apartments                      CRF         2,250.00
  140   Sundance Self Storage                            CRF         1,209.58
  143   Moss VI Building                                 CRF           618.00
  144   Grayson Corners Shopping Center                  CRF         1,273.01
  148   Chimney Lakes Village                            CRF           217.39           1,150.00
  150   GroupVI - 900 Westpark Drive                     CRF           386.60
  153   Imperial Medical Office Building                 CRF           331.29           2,380.66
  157   Brighton Lane Shopping Center                    CRF           866.82           2,167.04
  161   Mondo Building                                   CRF           625.00
  162   Glen Arbor Apartments                            CRF         1,625.00
  163   CVS Pharmacy - Sparta Road                       CRF           129.20
  164   Fitch Building Complex                           CRF           635.55           1,059.25
  166   Peachtree Crest Business Center - Building 3760  CRF           501.65
  167   Stirling Palm Plaza                              CRF
  168   South Sherwood Square                            CRF           316.50             791.25
  169   47 Louise Street                                 CRF

                                                         MORTGAGE   MONTHLY    MONTHLY    MONTHLY
                                                         LOAN        RE TAX   INSURANCE    OTHER        OTHER MONTH
LOAN #  PROPERTY NAME                                    SELLER     RESERVE    RESERVE    RESERVE       DESCRIPTION
------  -----------------------------------------------  --------  ---------  ---------  --------  --------------------

   64   1100 Buckingham Street                           CRF       13,643.50
   67   Islands Village Shopping Center                  CRF       15,450.00   2,260.00
   69   Pecanland Commons Shopping Center                CRF       10,929.86   4,001.63
   70   Wal-Mart - Villa Rica                            CRF
   71   Cosmo Lofts                                      CRF        5,400.00   1,550.76
   73   Worthing Place Apartments                        CRF       21,794.00   6,050.36
   79   Paramus - Medical                                CRF        8,232.96   1,333.08
   86   GroupVI - FCH Medical Bldg                       CRF        8,663.25
   87   Hampton Inn - Florida Mall                       CRF        2,933.07
   89   Cornerstone Center                               CRF        7,192.87   1,278.00
   91   Blackwell Plaza Shopping Center                  CRF        5,280.00   1,732.00
   92   Valencia Town Center Plaza                       CRF
   97   Mainplace Merced                                 CRF        2,889.42   1,135.08
   99   K-Mart - Bishop, CA                              CRF                     254.04
  102   Wendover Ridge Shopping Center                   CRF        5,990.00     790.00
  109   Group VI-Creekside Medical                       CRF        6,698.26
  110   Holiday Inn Express Lompoc                       CRF        3,591.51   1,708.96
  111   Laurel Inn                                       CRF        7,956.49   1,703.89
  113   Carnivale/Project 84                             CRF        6,904.78   2,740.50
  114   Flamingo Self Storage                            CRF        5,290.00     725.00
  116   Laurel Village Shopping Center                   CRF        8,580.00
  121   Latina Warehouse                                 CRF       15,205.38   5,831.35
  130   Galleria Self Storage                            CRF        3,486.90   1,270.15  2,559.07  Ground Lease Reserve
  131   Osco Plaza                                       CRF        5,555.26
  132   39-41 North Fullerton Apartments                 CRF       11,528.13   3,316.16
  133   Plaza de las Brisas                              CRF        4,384.40     974.84
  135   Maryland Gardens                                 CRF        4,018.20   1,914.83
  138   Parkvale Medical Office Building                 CRF        9,975.00     487.64
  139   Whispering Woods Apartments                      CRF        3,156.00   2,751.00
  140   Sundance Self Storage                            CRF        5,037.21     875.88
  143   Moss VI Building                                 CRF        1,905.00     838.00
  144   Grayson Corners Shopping Center                  CRF          263.88     489.75
  148   Chimney Lakes Village                            CRF        3,063.23     679.50
  150   GroupVI - 900 Westpark Drive                     CRF        4,743.67
  153   Imperial Medical Office Building                 CRF        2,618.85     610.93
  157   Brighton Lane Shopping Center                    CRF        4,716.86   1,062.08
  161   Mondo Building                                   CRF        1,901.42   1,234.17
  162   Glen Arbor Apartments                            CRF        1,832.28
  163   CVS Pharmacy - Sparta Road                       CRF
  164   Fitch Building Complex                           CRF        6,772.10     705.39
  166   Peachtree Crest Business Center - Building 3760  CRF        1,197.92     255.42
  167   Stirling Palm Plaza                              CRF        2,069.43     895.08
  168   South Sherwood Square                            CRF        1,075.12     839.65
  169   47 Louise Street                                 CRF          620.15     364.26

                                                         MORTGAGE
                                                         LOAN        TOTAL   UNIT OF   GRACE   LOAN
LOAN #  PROPERTY NAME                                    SELLER    SF/UNITS  MEASURE  PERIOD  GROUP
------  -----------------------------------------------  --------  --------  -------  ------  -----

   64   1100 Buckingham Street                           CRF        323,457  SF          0      1
   67   Islands Village Shopping Center                  CRF        103,267  SF          0      1
   69   Pecanland Commons Shopping Center                CRF         97,817  SF          0      1
   70   Wal-Mart - Villa Rica                            CRF        152,000  SF          0      1
   71   Cosmo Lofts                                      CRF             48  Units       0      1
   73   Worthing Place Apartments                        CRF            372  Units       0      2
   79   Paramus - Medical                                CRF         46,390  SF          0      1
   86   GroupVI - FCH Medical Bldg                       CRF         62,016  SF          0      1
   87   Hampton Inn - Florida Mall                       CRF            128  Rooms       0      1
   89   Cornerstone Center                               CRF         40,218  SF          0      1
   91   Blackwell Plaza Shopping Center                  CRF        142,725  SF          0      1
   92   Valencia Town Center Plaza                       CRF         26,186  SF          0      1
   97   Mainplace Merced                                 CRF         57,419  SF          0      1
   99   K-Mart - Bishop, CA                              CRF        105,462  SF          0      1
  102   Wendover Ridge Shopping Center                   CRF         41,387  SF          0      1
  109   Group VI-Creekside Medical                       CRF         54,899  SF          0      1
  110   Holiday Inn Express Lompoc                       CRF             90  Rooms       0      1
  111   Laurel Inn                                       CRF             49  Rooms       0      1
  113   Carnivale/Project 84                             CRF        111,100  SF          0      1
  114   Flamingo Self Storage                            CRF         99,375  SF          0      1
  116   Laurel Village Shopping Center                   CRF          9,176  SF          0      1
  121   Latina Warehouse                                 CRF        225,486  SF          0      1
  130   Galleria Self Storage                            CRF         90,495  SF          0      1
  131   Osco Plaza                                       CRF         21,551  SF          0      1
  132   39-41 North Fullerton Apartments                 CRF             69  Units       0      2
  133   Plaza de las Brisas                              CRF         34,697  SF          0      1
  135   Maryland Gardens                                 CRF            120  Units       0      2
  138   Parkvale Medical Office Building                 CRF         41,956  SF          0      1
  139   Whispering Woods Apartments                      CRF            108  Units       0      2
  140   Sundance Self Storage                            CRF         96,765  SF          0      1
  143   Moss VI Building                                 CRF         37,066  SF          0      1
  144   Grayson Corners Shopping Center                  CRF        101,841  SF          0      1
  148   Chimney Lakes Village                            CRF         21,739  SF          0      1
  150   GroupVI - 900 Westpark Drive                     CRF         30,928  SF          0      1
  153   Imperial Medical Office Building                 CRF         26,503  SF          0      1
  157   Brighton Lane Shopping Center                    CRF         52,009  SF          0      1
  161   Mondo Building                                   CRF         18,883  SF          0      1
  162   Glen Arbor Apartments                            CRF             78  Units       0      2
  163   CVS Pharmacy - Sparta Road                       CRF         10,125  SF          0      1
  164   Fitch Building Complex                           CRF         49,995  SF          0      1
  166   Peachtree Crest Business Center - Building 3760  CRF         30,099  SF          0      1
  167   Stirling Palm Plaza                              CRF          9,594  SF          0      1
  168   South Sherwood Square                            CRF         18,990  SF          0      1
  169   47 Louise Street                                 CRF          6,000  SF          0      1